                               CREDIT AGREEMENT                     EXHIBIT 10.1

                                  Dated as of

                               October __, 2001

                                 By and Among

                     PENN VIRGINIA RESOURCE PARTNERS, L.P.

                                as the Borrower

                                      and

                    THE FINANCIAL INSTITUTIONS PARTY HERETO

                           as the Lenders hereunder

                        PNC BANK, NATIONAL ASSOCIATION

                                 as the Agent

                                      and

                           PNC CAPITAL MARKETS, INC.

                             as the Sole Arranger

                                TABLE OF CONTENTS
                                -----------------

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                                                                                                          Page
                                                                                                          ----
ARTICLE I. DEFINITIONS.......................................................................................1

     1.1 Defined Terms.......................................................................................1
     1.2 Accounting Principles..............................................................................17
     1.3 Other Definitional Conventions and Rules of Construction...........................................18

ARTICLE II. THE LOANS.......................................................................................18

     2.1A Revolving Credit Loans............................................................................18
          ----------------------
          2.1Aa General Revolving Loans; Distribution Loans.................................................18
                -----------------
          2.1Ab Revolving Credit Commitment of Each Lender..................................................18
          2.1Ac Revolving Credit Notes......................................................................18
          2.1Ad Revolving Credit Loan Request...............................................................19
          2.1Ae Making Revolving Credit Loans...............................................................19
     2.1B Term Loans........................................................................................20
          2.1Ba Term Loans..................................................................................20
          2.1Bb Term Commitment of Each Lender..............................................................20
          2.1Bc Term Notes..................................................................................20
          2.1Be Making the Term Loans.......................................................................20
     2.2 Interest Rates, Interest Payment and Certain Provisions Relating to Interest and Fees..............20
          2.2a Payments of Interest.........................................................................20
          2.2b Interest Rate Options........................................................................21
          2.2c Interest Periods; Limitations on Elections...................................................21
          2.2d Election, Conversion or Renewal of Interest Rate Options.....................................22
          2.2e Notification of Election of an Interest Rate Option..........................................22
          2.2f Interest After Default.......................................................................23
     2.3 Yield-Protection, Capital Adequacy and Miscellaneous Provisions Relating to Euro-Rate..............23
          2.3a Yield Protection.............................................................................23
               ----------------
          2.3b Capital Adequacy.............................................................................24
          2.3c Euro-Rate Unascertainable....................................................................25
          2.3d Illegality...................................................................................25
     2.4 Fees...............................................................................................25
          2.4a Closing Fee..................................................................................25
               -----------
          2.4b Commitment Fee...............................................................................26
                          ---
          2.4c Agent's Fee..................................................................................26
          2.4d Letter of Credit Fee and Fronting Fee........................................................26
     2.5 Calculation of Interest and Certain Fees...........................................................26
     2.6 Letter of Credit Sub-Facility......................................................................26
         -----------------------------
         2.6a Issuance of Letters of Credit................................................................26
              -----------------------------

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
          2.6b Letter of Credit Fees........................................................................27
               ---------------------
          2.6c Letter of Credit Fees Upon Default...........................................................27
               ----------------------------------
          2.6d Disbursements, Reimbursement.................................................................27
               ----------------------------
          2.6e Repayment of Participation Advances..........................................................28
               -----------------------------------
          2.6f Documentation................................................................................29
               -------------
          2.6g Determinations to Honor Drawing Requests.....................................................29
               ----------------------------------------
          2.6h Nature of Participation and Reimbursement Obligations........................................29
               -----------------------------------------------------
          2.6i Indemnity....................................................................................30
               ---------
          2.6j Liability for Acts and Omissions.............................................................31
               --------------------------------
          2.6k Uniform Customs..............................................................................31
     2.7 Substitution or Replacement of a Lender............................................................31
     2.8 Loan Repayment and Prepayment......................................................................32
          2.8a Voluntary Prepayments........................................................................32
          2.8b Scheduled Repayment..........................................................................33
     2.9 Additional Payments by the Borrower................................................................33
     2.10 Changes of Commitments............................................................................33
          ----------------------
          2.10a Voluntary Reduction of Availability.........................................................33
          2.10b Increasing the Revolving Credit Commitments.................................................33
     2.11 Loan Account......................................................................................34
     2.12 Payment from Accounts Maintained by Borrower......................................................34
     2.13 Time, Place and Manner of Payments................................................................34
          ----------------------------------
     2.14 Certain Security..................................................................................35
     2.15 Guaranty..........................................................................................35

ARTICLE III. REPRESENTATIONS AND WARRANTIES.................................................................36

     3.1 Existence..........................................................................................36
     3.2 Capitalization; Ownership..........................................................................36
     3.3 Subsidiaries and Other Investments.................................................................36
         ----------------------------------
     3.4 Corporate Authority................................................................................36
     3.5 Enforceability.....................................................................................36
     3.6 No Restrictions, No Default........................................................................37
     3.7 Financial Matters..................................................................................37
          3.7a Financial Statements.........................................................................37
               --------------------
          3.7b Pro Forma Financials.........................................................................37
               --------------------
     3.8 Absence of Litigation..............................................................................38
     3.9 Tax Returns and Payments...........................................................................38
     3.10 Pension Plans.....................................................................................38
     3.11 Fiscal Year.......................................................................................38
          -----------
     3.12 Condition of and Title to Assets..................................................................38
          --------------------------------
     3.13 Insurance.........................................................................................39
          ---------
     3.14 Labor and Employment Matters......................................................................39
          ----------------------------
     3.15 Compliance with Applicable Laws...................................................................39
     3.16 Environmental Matters.............................................................................39
     3.17 Governmental Approval.............................................................................39
     3.18 Regulations T, U and X............................................................................40

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
     3.19 Investment Company Act............................................................................40
     3.20 Public Utility Holding Company Act................................................................40
     3.21 Senior Debt Status................................................................................40
     3.22 Intellectual Property.............................................................................40
     3.23 Leases............................................................................................40
     3.24 Solvency..........................................................................................40
     3.25 Tax Treatment.....................................................................................41
     3.26 Collateral........................................................................................41
     3.27 Disclosure........................................................................................41

ARTICLE IV. AFFIRMATIVE COVENANTS...........................................................................41

     4.1 Use of Proceeds....................................................................................41
     4.2 Furnishing Information.............................................................................41
     4.3 Visitation.........................................................................................44
     4.4 Preservation of Existence; Qualification...........................................................44
     4.5 Compliance with Laws and Contracts.................................................................44
     4.6 Payment of Taxes and Other Liabilities.............................................................44
     4.7 Insurance..........................................................................................45
     4.8 Maintenance of Properties..........................................................................45
     4.9 Plans and Benefit Arrangement......................................................................45
     4.10 Senior Debt Status................................................................................45
     4.11 Leases; Material Contracts........................................................................45
     4.12 Clean-Down Period.................................................................................46
     4.13 Environmental Indemnification.....................................................................46

ARTICLE V. NEGATIVE COVENANTS...............................................................................46

     5.1 Dividends, Etc.....................................................................................46
     5.2 Encumbrances.......................................................................................47
     5.3 Financial Covenants................................................................................47
          5.3a Leverage Ratio...............................................................................47
          5.3b Interest Coverage Ratio......................................................................47
          5.3c Calculation of Consolidated EBITDA...........................................................47
     5.4 Acquisitions.......................................................................................48
     5.5 Indebtedness.......................................................................................48
     5.6 Loans, Acquisitions and Investments................................................................48
     5.7 Sales of Assets....................................................................................49
     5.8 Merger.............................................................................................49
     5.9 Regulation T, U and X Compliance...................................................................49
     5.10 ERISA.............................................................................................49
     5.11 No Limitation on Dividends and Distributions......................................................50
     5.12 Negative Pledges..................................................................................50
     5.13 Changes in Organizational Documents...............................................................50
     5.14 Change in Nature of Business......................................................................50


ARTICLE VI. CONDITIONS PRECEDENT TO DISBURSEMENTS AND ISSUANCE OF LETTERS OF CREDIT.........................51


     6.1 All Disbursements..................................................................................51
          6.1a No Default...................................................................................51
          6.1b Representations Correct......................................................................51
          6.1c No Material Adverse Change...................................................................51
               --------------------------
          6.1d Loan Request/Application.....................................................................51
               ------------------------
     6.2 Conditions Precedent to Initial Borrowings.........................................................51

ARTICLE VII. DEFAULTS.......................................................................................53

     7.1 Payment Default....................................................................................53
     7.2 Nonpayment of Other Indebtedness...................................................................54
         --------------------------------
     7.3 Insolvency.........................................................................................54
          7.3a Involuntary Proceedings......................................................................54
          7.3b Voluntary Proceedings........................................................................54
     7.4 Termination of Existence...........................................................................54
     7.5 Failure to Comply with Loan Documents..............................................................54
          7.5a Failure to Comply with Article V Covenants and Certain Article IV Covenants..................54
          7.5c Failure to Comply with Other Covenants and Loan Documents....................................55
     7.6 Misrepresentation..................................................................................55
     7.7 Adverse Judgments, Etc.............................................................................55
     7.8 Invalidity or Unenforceability.....................................................................55
     7.9 ERISA..............................................................................................55
     7.10 Change in Control.................................................................................55
          -----------------
     7.11 Collateral........................................................................................55
     7.12 Consequences of an Event of Default...............................................................56
     7.13 Remedies Upon Default.............................................................................56
     7.14 Cash Collateral...................................................................................56

ARTICLE VIII. AGREEMENT AMONG LENDERS.......................................................................57

     8.1 Appointment and Grant of Authority.................................................................57
     8.2 Delegation of Duties...............................................................................57
     8.3 Reliance by Agent on Lenders for Funding...........................................................57
     8.4 Non-Reliance on Agent..............................................................................58
     8.5 Responsibility of Agent and Other Matters..........................................................58
          8.5a Ministerial Nature of Duties.................................................................58
          8.5b Limitation of Liability......................................................................58
          8.5c Reliance.....................................................................................59
     8.6 Actions in Discretion of Agent; Instructions from the Lenders......................................59
     8.7 Indemnification....................................................................................59
     8.8 Agent's Rights as a Lender.........................................................................60
         --------------------------
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                                     -vi-

     8.9 Payment to Lenders.................................................................................60
     8.10 Pro Rata Sharing..................................................................................60
     8.11 Successor Agent...................................................................................60
          8.11a Resignation of Agent........................................................................60
          8.11b Rights of the Former Agent..................................................................61
     8.12. Notice of Default................................................................................61
           -----------------
     8.13. Notices..........................................................................................61
           -------
     8.14. Holders of Notes.................................................................................61
           ----------------
     8.15. Calculations.....................................................................................61
           ------------
     8.16. Beneficiaries....................................................................................61
           -------------

ARTICLE IX. PROVISIONS......................................................................................62

     9.1 Amendments and Waivers.............................................................................62
     9.2 Expenses...........................................................................................63
     9.3 Notices............................................................................................63
         -------
          9.3a Notice to the Borrower.......................................................................64
          9.3b Notice to the Agent..........................................................................65
          9.3c Notice to the Lenders........................................................................65
     9.4 Tax Withholding....................................................................................65
     9.5 Successors and Assigns.............................................................................66
     9.6 Assignments and Participations.....................................................................66
          9.6a Assignments..................................................................................66
          9.6b Assignment Register..........................................................................68
          9.6c Participations...............................................................................68
          9.6d Provisions for Special Purpose Funding Vehicles..............................................68
               -----------------------------------------------
     9.7 Severability.......................................................................................69
     9.8 Survival...........................................................................................69
     9.9 Governing Law......................................................................................69
     9.10 Non-Business Days.................................................................................69
     9.11 Integration.......................................................................................69
          -----------
     9.12 Headings, etc.....................................................................................69
     9.13 Set-Off...........................................................................................70
     9.14 Consent to Forum..................................................................................70
          ----------------
     9.15 Waiver of Jury Trial..............................................................................70
     9.16 Indemnity.........................................................................................70
     9.17 Counterparts......................................................................................71
     9.18 Limitation on Recourse to General Partner.........................................................71
     9.19 Confidentiality...................................................................................71
          ---------------

                                TABLE OF EXHIBITS
                                -----------------

Name of Exhibit
---------------

Exhibit A         -        Form of Revolving Credit Note

Exhibit B         -        Form of Term Note

Exhibit C         -        Form of Revolving Credit Loan Request

Exhibit D         -        Form of Compliance Certificate

Exhibit E         -        Form of Guaranty Agreement

Exhibit F         -        Form of Opinion of Counsel

Exhibit G         -        Form of Assignment and Assumption Agreement

Exhibit H         -        Form of Pledge Agreement


Schedules
---------

3.3      Subsidiaries

3.8      Litigation

3.10     Plans

3.14     Labor and Employment Matters

3.16     Environmental Matters

3.23     Existing Leases

5.2      Existing Encumbrances

5.5      Existing Indebtedness

                               CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, dated as of October __, 2001, by and among PENN VIRGINIA RESOURCE PARTNERS, L.P., a Delaware limited partnership (as further defined below, the "Borrower"), the financial institutions listed on the signature pages hereto, and each other financial institution which, from time to time, becomes a party hereto in accordance with Subsection 9.6a (individually, a "Lender" and collectively, the "Lenders") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (in such capacity, and as further defined below, the "Agent").

                                  WITNESSETH:

     WHEREAS, the Borrower desires to obtain a Commitment (as defined below) from each of the Lenders pursuant to which (i) Revolving Credit Loans, in a maximum aggregate principal amount at any one time outstanding not to exceed $50,000,000, will be made to the Borrower from time to time prior to the Termination Date (as defined below) and (ii) a Term Loan in the initial principal amount of $20,000,000, will be made to the Borrower on the Closing Date (as defined below); and

     WHEREAS, each Lender is willing, on the terms and subject to the conditions hereinafter set forth, to extend such Commitment and make such Loans to the Borrower.

     NOW, THEREFORE, in consideration of mutual promises contained herein and other valuable consideration and with the intent to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS.

1.1     Defined Terms. As used herein the following terms shall have the meaning
        -------------
specified unless the context otherwise requires:

        "Adjusted Euro-Rate" has the meaning set forth in item (ii) of Subsection 2.2b.

        "Agent" shall mean PNC Bank, National Association in its capacity as Agent or its successor appointed pursuant to Section 8.11 hereof and as the issuer of Letters of Credit.

        "Agent's Fees" means those certain fees for the sole account of the Agent set forth in the Agent's Letter.

        "Agent's Letter" has the meaning set forth in Subsection 2.4c.

     "Agreement" means this Credit Agreement together with the exhibits and schedules hereto and all extensions, renewals, amendments, modifications, substitutions and replacements hereto and hereof.

     "Applicable Euro-Rate Margin" means (i) for each Euro-Rate Portion of Secured Loans, a rate per annum equal to one-half of one percent (.50%), and
(ii) for each Euro-Rate Portion of all other Loans, a rate per annum equal to the following annualized rates (stated in terms of basis points) (x) for the period from the Closing Date to and including December 31, 2001, one hundred twenty-five (125) basis points, and (y) thereafter the percentage expressed in basis points per annum determined from time to time based upon the ratio of the Borrower's Consolidated Total Indebtedness as at the end of each Fiscal Quarter to the Borrower's Consolidated EBITDA for the four most recently completed Fiscal Quarters treated as a single accounting period set forth under the relevant column heading below, all as determined by the Borrower's financial statements and Compliance Certificate for the preceding Fiscal Quarter or Fiscal Year delivered to the Agent pursuant to Section 4.2 below:


------------------------------------------------------ -------------------------------------------------------------
             RATIO OF CONSOLIDATED TOTAL
         INDEBTEDNESS TO CONSOLIDATED EBITDA                           APPLICABLE EURO-RATE MARGIN
------------------------------------------------------ -------------------------------------------------------------
                                                   LEVEL I
--------------------------------------------------------------------------------------------------------------------
Less than or equal to 1.25 to 1.00                                           125 Basis Points
------------------------------------------------------ -------------------------------------------------------------
                                                   LEVEL II
--------------------------------------------------------------------------------------------------------------------
Greater than 1.25 to 1.00 but less than or                                   150 Basis Points
equal to 1.75 to 1.00
------------------------------------------------------ -------------------------------------------------------------
                                                   LEVEL III
--------------------------------------------------------------------------------------------------------------------
Greater than 1.75 to 1.00                                                    175 Basis Points
------------------------------------------------------ -------------------------------------------------------------


Adjustments to the Applicable Euro-Rate Margin resulting from changes in the ratio of the Borrower's Consolidated Total Indebtedness to Consolidated EBITDA shall be made without notice to the Borrower. Such adjustments will be effective on the date on which the Borrower's financial statements and Compliance Certificate are due to be delivered to the Lenders pursuant to Section 4.2; provided, however, that if the Borrower has failed to deliver such financial
--------  ------
statements and Compliance Certificate on or before the date such delivery is due, then the ratio of the Borrower's Consolidated Total Indebtedness to Consolidated EBITDA shall be deemed, solely for the purposes of this definition, to be greater than 1.75 to 1.00 until such time as they are actually delivered. Notwithstanding the foregoing, the denominator used in the calculation of the ratio of the Borrower's Consolidated Total Indebtedness to Consolidated EBITDA
(i) for the Fiscal Quarter ending December 31, 2001, shall be the Consolidated EBITDA of the Borrower for such Fiscal Quarter multiplied by four (4), (ii) for the Fiscal Quarter ending March 31, 2002, shall be the Consolidated EBITDA of the Borrower for the two (2) Fiscal Quarters ended on such date multiplied by two (2), and (iii) for the Fiscal Quarter ending June 30, 2002, shall be the Consolidated EBITDA of the Borrower for the three (3) Fiscal Quarters ended on such date multiplied by four-thirds (4/3).

     "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement in the form of Exhibit "G" hereto.
                         ----------

     "Authorized Officer" means the President, any Vice President, the Chief Financial Officer, the Treasurer or the principal accounting officer of the respective Loan Party or general partner if such Loan Party is a partnership or managing member if such Loan Party is a limited liability company. The Agent and the Lenders shall be entitled to rely on the incumbency certificates delivered pursuant to Section 6.2 for the initial designation of each Authorized Officer. Additions or deletions to the list of Authorized Officers may be made by the respective Loan Party at any time by delivering to the Agent for redelivery to each Lender a revised incumbency certificate.

     "Bank Indebtedness" shall mean (i) the Loans then outstanding, together with all increases or refinancings thereof, (ii) the aggregate stated amount of Letters of Credit outstanding hereunder, (iii) the aggregate amount of unreimbursed draws on Letters of Credit issued hereunder, (iv) all interest, fees and any other amounts due hereunder or under any of the other Loan Documents, including by reason of advances by the Lenders, made to, or for the account of, the Borrower pursuant to this Agreement or any other Loan Document, and (v) all reasonable out-of-pocket expenses incurred by the Lenders and the Agent (including but not limited to fees and expenses of counsel).

     "Base Rate" means, for any day, the higher of (i) the sum of (A) the Federal Funds Effective Rate for such day plus (B) fifty (50) basis points
                                          ----
(.50%) per annum and (ii) the Prime Rate, as of such day.

     "Base Rate Option" means the interest rate option described in item (i) of Subsection 2.2b.

     "Base Rate Portion" means a Loan or a portion thereof which bears, or is to bear, interest at the Base Rate.

     "Borrower" shall mean Penn Virginia Resource Partners, L.P., a Delaware limited partnership and its successors and permitted assigns.

     "Borrowing Date" means the date on which any Disbursements are to be made hereunder.

     "Business Day" means, any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania or New York, New York and, if the applicable Business Day relates to any Disbursement to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

     "Capital Adequacy Event" shall have the meaning given it in Subsection
2.3b.

     "Capital Compensation Amount" shall have the meaning given it in Subsection 2.3b.

     "Cash Collateral Account" shall have the meaning given it in Section 7.14.

     "Change in Control" shall mean (i) such time as the General Partner ceases to own directly all of the general partner interests of the Borrower; or (ii) such time as Penn Virginia Corporation and/or one or more of its directly or indirectly wholly-owned Subsidiaries ceases to own 100% of the membership units of the General Partner.

     "Closing" means the execution and delivery of this Agreement which execution and delivery shall occur at the offices of Tucker Arensberg, P.C. in Pittsburgh, Pennsylvania, at 10:00 A.M. (eastern time) on _______, 2001, or such other date and time as is mutually agreeable to the parties hereto.

     "Closing Date" means the day on which the Closing occurs.

     "Closing Fee" means the fee described in Subsection 2.4a.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto, together with all regulations promulgated and rulings issued thereunder.

     "Collateral" means all "Collateral" referred to in the Pledge Agreement and all other property that is or is intended to be subject to any Encumbrance in favor of the Agent for the benefit of any Lender that has a Term Commitment.

     "Commitment" means, as to each Lender, the aggregate of its Revolving Credit Commitment and Term Commitment, and "Commitments" shall mean the aggregate of the Revolving Credit Commitments and Term Loan Commitments of all of the Lenders.

     "Commitment Fee" means the fee described in Subsection 2.4b.

     "Commitment Fee Rate" means a rate per annum equal to the following annualized rates (stated in terms of basis points) (i) for the period from the Closing Date to and including December 31, 2001, forty (40) basis points, and
(ii) thereafter the percentage expressed in basis points per annum determined from time to time based upon the ratio of the Borrower's Consolidated Total Indebtedness as at the end of each Fiscal Quarter to the Borrower's Consolidated EBITDA for the four most recently completed Fiscal Quarters treated as a single accounting period set forth under the relevant column heading below, all as determined by the Borrower's financial statements and Compliance Certificate for the preceding Fiscal Quarter or Fiscal Year delivered to the Agent pursuant to
Section 4.2 below:


------------------------------------------------------ -------------------------------------------------------------
             RATIO OF CONSOLIDATED TOTAL                                   COMMITMENT FEE RATE
         INDEBTEDNESS TO CONSOLIDATED EBITDA

--------------------------------------------------------------------------------------------------------------------
                                                         LEVEL I
--------------------------------------------------------------------------------------------------------------------
Less than or equal to 1.25 to 1.00                                           40 Basis Points
--------------------------------------------------------------------------------------------------------------------
                                                         LEVEL II
--------------------------------------------------------------------------------------------------------------------
Greater than 1.25 to 1.00 but less than or equal to                          45 Basis Points
1.75 to 1.00
--------------------------------------------------------------------------------------------------------------------
                                                         LEVEL III
--------------------------------------------------------------------------------------------------------------------
Greater than 1.75 to 1.00                                                    50 Basis Points
------------------------------------------------------ -------------------------------------------------------------

Adjustments to the Commitment Fee Rate resulting from changes in the ratio of the Borrower's Consolidated Total Indebtedness to Consolidated EBITDA shall be made without notice to the Borrower. Such adjustments will be effective on the date on which the Borrower's financial statements and Compliance Certificate are due to be delivered to the Lenders pursuant to Section 4.2; provided, however,
                                                            --------  -------
that if the Borrower has failed to deliver such financial statements and Compliance Certificate on or before the date such delivery is due, then the ratio of the Borrower's Consolidated Total Indebtedness to Consolidated EBITDA shall be deemed, solely for the purposes of this definition, to be greater than
1.75 to 1.00 until such time as they are actually delivered. Notwithstanding the foregoing, the denominator used in the calculation of the ratio of the Borrower's Consolidated Total Indebtedness to Consolidated EBITDA (i) for the Fiscal Quarter ending December 31, 2001, shall be the Consolidated EBITDA of the Borrower for such Fiscal Quarter multiplied by four (4), (ii) for the Fiscal Quarter ending March 31, 2002, shall be the Consolidated EBITDA of the Borrower for the two (2) Fiscal Quarters ended on such date multiplied by two (2), and
(iii) for the Fiscal Quarter ending June 30, 2002, shall be the Consolidated EBITDA of the Borrower for the three (3) Fiscal Quarters ended on such date multiplied by four-thirds (4/3).

     "Commitment Percentage" means, as to each Lender, the percentage of the Revolving Credit Commitment and the Term Commitment set forth opposite such Lender's name on the signature pages hereto as such amount may change from time to time in accordance with the terms hereof.

     "Compliance Certificate" means a Compliance Certificate substantially in the form of Exhibit "D".
            -----------

     "Consolidated" means the consolidation of the accounts of any two or more Persons in accordance with GAAP.

     "Consolidated EBITDA" shall mean, for any period, Consolidated Net Income for such period, (x) excluding therefrom (A) any extraordinary items of gain or loss (including without limitation those items created by mandated changes in accounting treatment) and (B) any gain or loss of any other Person accounted for on the equity method, except to the extent of cash distributions received during the relevant period (y) plus the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (i) Consolidated Interest

Expense, (ii) income taxes, (iii) depletion and depreciation expense and (iv) amortization expense.

     "Consolidated Interest Expense" means, for the relevant period, on a Consolidated basis, the sum of all interest due and payable by the Borrower and its Consolidated Subsidiaries with regard to Indebtedness for such period.

     "Consolidated Net Income" means the net income (or deficit) of the Borrower and its Consolidated Subsidiaries, for the period in question, after deducting all operating expenses, provisions for all taxes and reserves (including reserves for all deferred income taxes) and all other proper deductions, all determined on a Consolidated basis

     "Consolidated Total Indebtedness" means the Indebtedness of the Borrower and its Consolidated Subsidiaries determined on a Consolidated basis.

     "Contamination" means the uncontained presence of Hazardous Substances at any real property of the Borrower or any Subsidiary of the Borrower, whether owned or leased, which may require clean-up or remediation under any applicable Environmental Law.

     "Disbursement" means each advance of funds by a Lender hereunder of a Loan.

     "Distribution Loan" has the meaning given it in Subsection 2.1Aa.

     "Dollars" or "$" means the legal tender of the United States of America.

     "Drawing Date" shall have the meaning given it in Subsection 2.6d(B).

     "Encumbrance" means any encumbrance, mortgage, lien, charge, pledge, security interest, priority payment, conditional sales agreement right, or other title retention agreement right (including any right under a lease which, in accordance with GAAP, would be treated as a capitalized item) in, upon or against any asset of any Person.

     "Environmental Claim" means any claim, suit, notice, order, demand or other written communication made by any Person with respect to the Borrower or any Subsidiary of the Borrower or any of their respective properties, whether owned or leased, that: (i) asserts a violation of an applicable Environmental Law;
(ii) asserts a liability under an applicable Environmental Law; (iii) orders investigation, corrective action, remediation or other legally enforceable response under an applicable Environmental Law; (iv) demands information under an applicable Environmental Law; (v) alleges personal injury or property damage resulting from exposure to or the presence of Hazardous Substances; or (vi) alleges that there is or may be Contamination.

     "Environmental Law(s)" means any and all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses, agreements, authorizations or other governmental restrictions of any federal, state or local governmental authority relating to the environment or the release of any Hazardous Substances into the environment, whether now in existence or hereafter enacted, agreed to, adopted, issued or otherwise becoming effective.

     "ERISA" means the Employee Retirement Income Security Act of 1974, together with the regulations thereunder, as now in effect and as hereafter from time to time amended or any successor statute.

     "ERISA Affiliate" means, as of any date, any member of a controlled group of corporations of which the Borrower or any Subsidiary is a member, which, in any event together with the Borrower are treated as of such date as a single employer under Section 414 of the Code.

     "Euro-Rate" means, with respect to portions of the Loans to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive, absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) display page 3750 (or appropriate successor or, if British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent), two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Loan and having a Borrowing Date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                            Average of London interbank offered rates on
                            Dow Jones Markets Service display page 3750
          Euro-Rate =       as quoted by BBA or appropriate successor
                            -------------------------------------------------
                            1.00 - Euro-Rate Reserve Percentage

     "Euro-Rate Option" means the interest rate option described in item (ii) of Subsection 2.2b.

     "Euro-Rate Portion" means a Loan, or portion thereof, which bears, or is to bear, interest at the Adjusted Euro-Rate.

     "Euro-Rate Reserve Percentage" means, as of any day, the maximum effective percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%), as determined in good faith by the Agent (which determination shall be conclusive), which is in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities").

          "Event of Default" has the meaning given it in Article VII.

     "Federal Funds Effective Rate" means, for any day, the rate per annum (based on a year of 360 days and the actual days elapsed and rounded upward to the nearest 1/100th of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by Federal Reserve Bank New York (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal
                                                  --------
Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day for which such rate was announced.

     "Fees" means collectively the Agent's Fee, the Closing Fee, the Fronting Fee, the Letter of Credit Fee and the Commitment Fee.

     "Fiscal Quarter" means the three month fiscal period of the Borrower beginning on each October 1, January 1, April 1 and July 1 and ending on the succeeding December 31, March 31, June 30 and September 30.

     "Fiscal Year" means each fiscal period of the Borrower beginning January 1 and ending on the next succeeding December 31.

     "Fronting Fee" shall have the meaning given it in Subsection 2.6b.

     "GAAP" means generally accepted accounting principles as are in effect from time to time, subject to the provision of Section 1.2, which shall include, but not be limited to, the official interpretations thereof as defined by the Financial Accounting Standards Board, its predecessors and its successors, and applied on a consistent basis both as to classification of items and amounts.

     "General Partner" means Penn Virginia GP, LLC, a Delaware limited liability company and the sole general partner of the Borrower.

     "General Revolving Loan" means any Revolving Credit Loan not designated by the Borrower as a Distribution Loan.

     "Governmental Acts" has the meaning given it in Subsection 2.6i.

     "Governmental Authority" means the government of the United States or the government of any state or locality therein, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, or other regulatory bureau, authority, body or entity of the United States or any state or locality therein, including the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System, and any central bank of any other country or any comparable authority.

     "Governmental Rule" means any law, statute, rule, regulation, ordinance, order, judgment, guideline or decision of any Governmental Authority.

     "Granting Lender" has the meaning given it in Subsection 9.6d.

     "Guarantor" means each Subsidiary of the Borrower in existence on the Closing Date and each Person which becomes a Subsidiary of the Borrower after the Closing Date.

     "Guaranty" or "Guarantee" means any obligation, direct or indirect, by which a Person undertakes to guaranty, assume or remain liable for the payment or performance of another Person's obligations, including but not limited to (i) endorsements of negotiable instruments, (ii) discounts with recourse, (iii) agreements to pay or perform upon a second Person's failure to pay or perform,
(iv) remaining liable on obligations assumed by a second Person, (v) agreements to maintain the capital, working capital solvency or general financial condition of a second Person and (vi) agreements for the purchase or other acquisition of products, materials, supplies or services, if in any case payment therefor is to be made regardless of the non-delivery of such products, materials or supplies or the non-furnishing of such services.

     "Guaranty Agreement" means any guaranty agreement executed by a Guarantor in favor of the Agent and the Lenders and in the form of Exhibit "E" hereto,
                                                         ----------
together with all extensions, renewals, amendments, substitutions and replacements thereof or thereto.

     "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "Hazardous Substances" means any (i) hazardous, toxic or polluting substances or wastes as defined by any Environmental Law or (ii) petroleum products.

     "Hydrocarbon Interests" means all rights, titles and interests in and to oil and gas leases, oil, gas and mineral leases, other Hydrocarbon leases, mineral interests, mineral servitudes, overriding royalty interests, royalty interests, net profits interests, production payment interests, and other similar interests.

     "Hydrocarbons" means, collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

     "Indebtedness" as applied to any Person means, without duplication, all liabilities of such Person for borrowed money (other than trade accounts payable arising in the ordinary course of business), direct or contingent, whether evidenced by a bond, note, debenture, book entry or otherwise, and all obligations and liabilities in the nature of a capitalized lease obligation, deferred purchase price arrangement, title retention device, letter of credit obligation, Hedging Obligation, reimbursement agreement, or Guaranty, however evidenced.

     "Interest Period" means, subject to the provisions of Subsection 2.2c, any individual period of one (1), two (2), three (3) or six (6) months selected by the Borrower commencing on the Borrowing Date, conversion date or renewal date of a Euro-Rate Portion to which such period shall apply.

     "Lease" means any lease, mineral lease, mining agreement or other agreement to which the Borrower or any Subsidiary is a party and pursuant to which one Person transfers or grants to another Person the right to extract, mine or otherwise remove coal.

     "Lender" has the meaning given in the preamble to this Agreement.

     "Letter of Credit" shall have the meaning given it in Subsection 2.6a.

     "Letter of Credit Borrowing" shall mean an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made and shall not have been converted into a Revolving Credit Loan under Subsection 2.6d(B).

     "Letter of Credit Fee" shall have the meaning given it in Subsection 2.6b.

     "Letters of Credit Outstanding" shall mean at any time the sum of (i) the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations.

     "Loan Account" means the loan account maintained by the Agent as more fully described in Section 2.11.

     "Loan Documents" means collectively this Agreement, the Notes, each Guaranty Agreement, each Letter of Credit and any application relating thereto, the Pledge Agreement, and any other documents executed and delivered in connection herewith.

     "Loan Party" means the Borrower and each Guarantor.

     "Loans" means collectively Revolving Credit Loans, Term Loans or a reference to either the Revolving Credit Loans or the Term Loans as the context requires.

     "Margin Stock" is defined herein as defined in Regulation U.

     "Material Adverse Change" shall mean any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect upon the validity or enforceability of this Agreement or any of the other Loan Documents, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Borrower and its Subsidiaries taken as a whole to duly and punctually pay their Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Lenders to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

     "Material Contract" means any individual Lease or, collectively, group of Leases, from the Borrower or any of its Subsidiaries to a single operator or affiliated group of operators which either (i) accounted for fifteen percent (15%) or more of the gross revenues from royalties of the Borrower and its Subsidiaries for the previous Fiscal Year, or (ii) is projected to account for fifteen percent (15%) or more of the gross revenues from royalties of the Borrower and its Subsidiaries for the current Fiscal Year, as shown on the projections delivered to the Agent by the Borrower pursuant to Section 4.2(x) below.

     "Maturity Date" means ___________________, 2004.

     "MLP Agreement" means the Amended and Restated Partnership Agreement of the Borrower, as amended, restated, or replaced from time to time to the extent permitted under the Loan Documents.

     "Moody's" means Moody's Investors Service, Inc. and its successors.

     "Notes" shall mean collectively the Revolving Credit Notes and the Term Notes; and the term "Note" shall mean any of the Notes.

     "Option" means any one or both of the Base Rate Option or the Euro-Rate Option.

     "Participant" means any financial institution or other Person to which a Lender sells a Participation in its Loan in accordance with Subsection 9.6c.

     "Participation" means the sale by a Lender to any Participant of an undivided interest in all or any part of such Lender's Loan.

     "Participation Advance" shall mean, with respect to any Lender, such Lender's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Subsection 2.6d.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor Person.

     "Penn Virginia Coal Business" shall have the meaning given to such term in
____________.

     "Permitted Acquisition" shall have the meaning given it in Section 5.4.

     "Permitted Assets" means (i) property substantially of the type owned by, and commonly used in the lines of business engaged by, Penn Virginia Corporation, the Borrower and their respective Subsidiaries on the date hereof,
(ii) Hydrocarbon Interests, (iii) Hydrocarbon transmission pipelines, wells, meters, and pumps, (iv) any rights, titles and interests in and to any natural resources, including without limitation timber, (v) wetlands credits, and (vi) any and all Property, real or personal, held for use or useful in connection with the operating, working or development of any of such the foregoing and including any and all wells, buildings, structures, plants, pumps, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes.

        "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

        "Permitted Encumbrance" shall mean, as to any Person, any of the following:

          (i) Encumbrances for taxes, assessments, governmental charges or levies on any of such Person's properties, which taxes, assessments, governmental charges or levies are at the time not due and payable or if they can thereafter be paid without penalty or are being contested in good faith by appropriate proceedings diligently conducted and with respect to which the affected Person has created adequate reserves;

          (ii) Pledges or deposits to secure payment of workers' compensation obligations, unemployment insurance, deposits or indemnities to secure public or statutory obligations or for similar purposes;

          (iii) Encumbrances arising out of judgments or awards against such Person not giving rise to an Event of Default;

          (iv) Mechanics', carriers', workmen's, repairmen's, operator's, vendor's, warehousemen's, supplier's, worker's, materialmen's, construction or other similar Encumbrances arising by operation of law and incurred in the ordinary course of such Person's business, so long as the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings diligently conducted;

          (v) Security interests in favor of lessors of personal property, which property is the subject of a true lease between such lessor and such Person;

          (vi) Encumbrances securing Indebtedness existing on the Closing Date without enlargement or extension of the Indebtedness secured thereby or the assets encumbered thereby (any such Encumbrance securing Indebtedness on the Closing Date is listed on Schedule 5.2);
                                   ------------

          (vii) Easements, rights-of-way, restrictions, leases or subleases to others or other similar Encumbrances created in the ordinary course of business which Encumbrances do not interfere in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (viii) Encumbrances arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that (a) no such deposit account
                                      --------
     is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve System, and
     (b) no such deposit account is intended by the Borrower or any of its Subsidiaries to provide collateral to the depository institution;

          (ix) Encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any property of the Borrower or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment and defects, irregularities, zoning restrictions and deficiencies in title of any property that in the aggregate do not materially impair the use of such property for the purposes of which such property is held by the Borrower or any Subsidiary or materially impair the value of such property subject thereto; and

          (x) Encumbrances securing (i) the performance (not more than 60 days delinquent) of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other obligations of a like nature (so long as the performance of such obligations is not more than 60 days delinquent); in each case, incurred in the ordinary course of business, provided all such Encumbrances in the aggregate does not or could not (even if enforced) reasonably be expected to cause a Material Adverse Change.

        "Permitted Investments" shall mean the following:

        (i) Direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

        (ii) Commercial paper maturing in 180 days or less rated not lower than A-1 by S&P or P-1 by Moody's on the date of acquisition; and

        (iii) Dollar denominated demand deposits, time deposits or certificates of deposit maturing within one year in domestic commercial banks of recognized standing having capital and surplus in excess of $250,000,000 and whose commercial paper or other short-term unsecured debt obligations are rated A-1 or the equivalent or better by S&P or P-1 or the equivalent or better by Moody's on the date of acquisition.

        "Person" means any individual, partnership, corporation, trust, joint venture, banking association, unincorporated organization or any other entity or enterprise or government or department or agency thereof.

        "Plan" means an employee pension benefit plan (other than a multiemployer plan) which is maintained by the Borrower or any ERISA Affiliate for employees of the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 302 of ERISA and Section 412 of the Code.

     "Pledge Agreement" means the pledge agreement executed by the Borrower in favor of the Agent (for the benefit of the Lenders) and in the form of Exhibit
                                                                       -------
"H" hereto, together with all extensions, renewals, amendments, substitutions,
---
and replacements thereof or thereto.

     "Portion" means either the Base Rate Portion, the Euro-Rate Portion, or both of the foregoing, as the case may be.

     "Potential Default" means an event which, with the passage of time or the giving of notice or both, shall be an Event of Default.

     "Prime Rate" means the interest rate per annum announced from time to time by the PNC Bank, National Association as its prime rate, which rate may not be the lowest rate of interest then being charged by the PNC Bank, National Association to its commercial borrowers.

     "Purchasing Lender" has the meaning given it in Subsection 9.6a.

     "Qualifying Securities" means readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States to the extent owned by the Borrower free and clear of all Encumbrances (other than Encumbrances created under the Pledge Agreement) and having a remaining maturity not greater than [twelve (12)] months and which have been pledged to, and are under the control of, the Agent pursuant to, and in accordance with the terms of, the Pledge Agreement as Collateral for the Term Loans.

     "Quarterly Distributions" means the distributions by the Borrower of Available Cash (as defined in the MLP Agreement).

     "Ratable Share" means the proportion that a Lender's Commitment bears to the aggregate Commitments of the Lenders.

     "Register" has the meaning given it in Subsection 9.6b.

     "Regulation D" means Regulation D promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 204 et seq.) as such regulation is now in effect and as may hereafter be amended.

     "Regulation T" means Regulation T promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 220 et seq.) as such regulation is now in effect and as may hereafter be amended.

     "Regulation U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221 et seq.) as such regulation is now in effect and as may hereafter be amended.

     "Regulation X" means Regulation X promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 224 et seq.) as such regulation is now in effect and as may hereafter be amended.

     "Reimbursement Obligation" shall have the meaning given it in Subsection 2.6d(B).

     "Reportable Event" means any one or more event, defined in Section 4043(b) of ERISA and in 29 C.F.R. Part 2615, other than an event for which the requirement for the thirty (30) day notice to the PBGC is waived.

     "Required Lenders" means as of a particular date (i) prior to the termination of the Revolving Credit Commitments, the Lenders whose Commitment Percentages aggregate at least sixty-six and two-thirds percent (66 2/3%) of the aggregate Commitment Percentages of all the Lenders and (ii) after the termination of the Revolving Credit Commitments, sixty-six and two-thirds percent (66 2/3%) of the sum of the aggregate principal amount of the Loans and the Letter of Credit Obligations, both at the particular time outstanding.

     "Restricted Payment" shall have the meaning given it in Section 5.1.

     "Revolving Credit Commitment" means, as to each Lender, the obligation of such Lender to make Revolving Credit Loans available to the Borrower pursuant to
Section 2.1A in an aggregate principal amount not to exceed the amount captioned "Revolving Credit Commitment" set opposite such Lender's name on the signature pages hereto and thereafter on Schedule 1 of any relevant Assignment and Assumption Agreement (as the same may be reduced at any time or from time to time pursuant to Section 2.10) and, as to all Lenders, the obligation of the Lenders to make Revolving Credit Loans available to the Borrower in an aggregate amount equal to the Revolving Credit Commitments of all of the Lenders.

     "Revolving Credit Loan" means a Disbursement by a Lender to the Borrower pursuant to Section 2.1A.

     "Revolving Credit Loan Request" shall have the meaning given it in Subsection 2.1Ad.

     "Revolving Credit Notes" means any one or all of the several promissory notes of the Borrower evidencing Indebtedness of the Borrower under the Revolving Credit Commitments which notes are substantially in the form of Exhibit "A" to the Agreement, together with all extensions, renewals,
-----------
amendments, modifications, substitutions and replacements thereto and thereof.

     "S&P" means Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. and its successors.

     "Secured Loans" means Term Loans that are secured by Qualifying Securities. For the purposes of this definition, the amount of Term Loans constituting Secured Loans on any day shall be equal to the aggregate mark-to-market value of the Qualifying Securities held by the Agent as Collateral on such day which value shall be marked-to-market by the Agent from time to time but no less frequently than monthly.

     "Secured Obligations" has the meaning given to such term in the Pledge Agreement.

     "Solvent" shall mean, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or proposes to engage. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "SPC" has the meaning given it in Subsection 9.6d.

     "Subsidiary" of any Person at any time shall mean (i) any corporation or trust of which more than 50% (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which more than 50% of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, or
(iii) any limited liability company of which such Person is a member or of which more than 50% of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of a Borrower.

     "Term Commitment" means, as to each Lender, the obligation of such Lender to make a Term Loan available to the Borrower on the Closing Date pursuant to
Section 2.1B an aggregate principal amount not to exceed the amount captioned "Term Commitment" set opposite such Lender's name on the signature pages hereto and thereafter on Schedule 1 of any relevant Assignment and Assumption Agreement and, as to all Lenders, the obligation of the

Lenders to make the Term Loans available to the Borrower on the Closing Date in an aggregate amount equal to the Term Commitments of all of the Lenders.

     "Term Loan" shall mean a Disbursement by a Lender to the Borrower pursuant to Section 2.1B.

     "Term Note" means any one or all of the several promissory notes of the Borrower evidencing Indebtedness of the Borrower under the Term Commitments which notes are substantially in the form of Exhibit "B" to the Agreement,
                                             -----------
together with all extensions, renewals, amendments, modifications, substitutions and replacements thereto and thereof.

     "Termination Date" means __________, 2004.

     "Termination Proceedings" means any action taken by the PBGC under ERISA to terminate any plan.

     "Transaction" means, collectively, (i) the formations, mergers, contributions and other transfers of interests in certain corporations, limited liability companies and/or partnerships, (ii) the conveyances of assets and properties, (iii) the sale to the public of common units in the Borrower, (iv) the disposition of the proceeds of such sale, and (v) those certain other actions to take place on or about ____________, 2001 as contemplated and described in the Form S-1 Registration Statement No. 333-_____, as amended.

     "Transfer Effective Date" has the meaning given it in each respective Assignment and Assumption Agreement.

     "Transferor Lender" has the meaning given it in Subsection 9.6a.

1.2  Accounting Principles. Except as otherwise provided in this Agreement, all
     ---------------------
computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting
                                         --------  -------
terms used in Section 5.3 (and all defined terms used in the definition of any accounting term used in Section 5.3) shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the financial statements referred to in Subsection 3.7a. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 5.3 based upon the Borrower's regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrower's financial statements at that time.

1.3       Other Definitional Conventions and Rules of Construction. (i) The
          --------------------------------------------------------
words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and Subsection references are to this Agreement unless otherwise expressly specified.

          (ii) All terms defined in this Agreement in the singular shall have comparable meanings when used in plural, and vice versa, unless otherwise specified.

          (iii) The word "or" as used herein shall mean and connote nonexclusive alternatives, unless expressly stated or the context clearly requires otherwise.

ARTICLE II. THE LOANS

2.1A      Revolving Credit Loans
          ----------------------

2.1Aa     General Revolving Loans; Distribution Loans. Subject to the terms and
          -------------------------------------------
conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans to the Borrower at any time from time to time on or after the date hereof to, but not including, the Termination Date, provided that the aggregate principal amount of each Lender's Revolving Credit Loans outstanding hereunder to the Borrower shall not exceed at any one time an amount equal to such Lender's Commitment Percentage of the aggregate Revolving Credit Commitments minus such Lender's
                                                         -----
Ratable Share of the Letters of Credit Outstanding. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Subsection 2.1Aa. The aggregate amount of the Revolving Credit Commitments on the Closing Date is $50,000,000. General Revolving Loans shall be available to the Borrower solely for the purposes set forth in Section 4.1(i). Revolving Credit Loans in an amount not to exceed $5,000,000 in the aggregate at any one time outstanding shall be available for the purposes set forth in Section 4.1(ii) (each such Loan, a "Distribution Loan"), subject to the requirements of Section 4.12 hereof.

2.1Ab     Revolving Credit Commitment of Each Lender. The obligations of each
          ------------------------------------------
Lender to make Revolving Credit Loans hereunder are several. The failure of any Lender to make Revolving Credit Loans hereunder shall not affect the obligations of the Borrower, or any other Lender, to any other party nor shall the Borrower, or any other Lender, be liable for the failure of such Lender to make Revolving Credit Loans hereunder. The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after the Termination Date.

2.1Ac     Revolving Credit Notes. The obligation of the Borrower to repay, on or
          ----------------------
before the Termination Date, the aggregate unpaid principal amount of all Revolving Credit Loans shall be evidenced by the several Revolving Credit Notes, each substantially in the form of Exhibit "A" hereto, drawn by the Borrower to
                                  -----------
the order of a Lender in the maximum amount of such Lender's Revolving Credit Commitment. The principal amount actually due and owing to a Lender at any time with respect to its Revolving Credit Commitment shall be the then aggregate unpaid principal amount of all Revolving Credit Loans made by such Lender as shown on the Loan Account established and maintained by the Agent in accordance with Section 2.11. Each Revolving Credit Note shall be dated the date hereof and shall be delivered to the Lenders on such date.

2.1Ad     Revolving Credit Loan Request. Except as otherwise provided herein,
          -----------------------------
the Borrower may from time to time prior to the Termination Date request the Lenders to make Revolving Credit Loans to the Borrower by the delivery to the Agent, not later than 11:00 A.M. (eastern time) (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies; and (ii) on the Business Day of the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Base Rate Option applies of a duly completed request therefor substantially in the form of Exhibit "C" hereto or a request by telephone
                             -----------
immediately confirmed in writing by letter or facsimile in such form (each, a "Revolving Credit Loan Request"), it being understood that the Agent may rely on the authority of any person making such a telephonic request without the necessity of receipt of such written confirmation. Each Revolving Credit Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date;
(ii) whether the Revolving Credit Loan is a General Revolving Loan or a Distribution Loan; (iii) the aggregate amount of the proposed Revolving Credit Loans to be made on such Borrowing Date, which amount, as to Base Rate Portions of Revolving Credit Loans, shall be in integral multiples of $100,000 and not less than $300,000, and, as to Euro-Rate Portions of Revolving Credit Loans, shall be in integral multiples of $1,000,000 and not less than $3,000,000; (iv) whether the Euro-Rate Option or the Base Rate Option shall apply to the proposed Revolving Credit Loans to be made on such Borrowing Date; and (v) in the case of Revolving Credit Loans to which the Euro-Rate Option applies, an appropriate Interest Period for each Euro-Rate Portion of the Revolving Credit Loans to be made on such Borrowing Date.

2.1Ae     Making Revolving Credit Loans. The Agent shall, promptly after receipt
          -----------------------------
by it of a Revolving Credit Loan Request pursuant to Subsection 2.1Ad (but not later than noon (eastern time) on the Borrowing Date for same day funding and 2:00 P.M. (eastern time) on the second Business Day preceding any Borrowing Date for which any Portion of the Revolving Credit Loans to be made on such Borrowing Date bears interest at the Euro-Rate Option), notify the Lenders of its receipt of such Revolving Credit Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of such Revolving Credit Loan; (ii) the amount and type of such Revolving Credit Loan and the applicable Euro-Rate Portions and Interest Periods (if any); and (iii) the apportionment among the Lenders of the Revolving Credit Loans as determined by the Agent in accordance with Subsection 2.1b hereof. Each Lender shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Lenders have made funds available to it for such purpose, fund such Revolving Credit Loan to the Borrower in Dollars and immediately available funds at the principal office of the Agent in Pittsburgh, Pennsylvania prior to 2:00 P.M. (eastern time) on the Borrowing Date, provided that if any Lender fails to remit such funds to the Agent in a timely manner, or any Lender fails to advise the Agent of its intention not to fund, then the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loan of such Lender on the Borrowing Date, subject to the provisions of
Section 8.3 below.

2.1B      Term Loans
          ----------

2.1Ba     Term Loans. Subject to the terms and conditions hereof and relying
          ----------
upon the representations and warranties herein set forth, each Lender severally agrees to make a single Disbursement of a Term Loan to the Borrower on the Closing Date in such principal amount as the Borrower shall request up to, but not exceeding, such Lender's Term Commitment. The aggregate amount of the Term Commitments on the Closing Date is $20,000,000. Amounts borrowed under this
Section 2.1B and repaid or prepaid may not be reborrowed. The Term Loans shall be available to the Borrower solely for the purposes set forth in Section 4.1(iv).

2.1Bb     Term Commitment of Each Lender. The obligations of each Lender to make
          ------------------------------
a Term Loan hereunder are several. The failure of any Lender to make a Term Loan hereunder shall not affect the obligations of the Borrower, or any other Lender, to any other party nor shall the Borrower, or any other Lender, be liable for the failure of such Lender to make a Term Loan hereunder. The Lenders shall have no obligation to make Term Loans hereunder after the Closing Date.

2.1Bc     Term Notes. The obligation of the Borrower to repay, on or before the
          ----------
Maturity Date, the aggregate unpaid principal amount of all Term Loans shall be evidenced by the several Term Notes, each substantially in the form of Exhibit
                                                                       -------
"B" hereto, drawn by the Borrower to the order of a Lender in the maximum amount
---
of such Lender's Term Commitment. The principal amount actually due and owing to a Lender at any time with respect to its Term Commitment shall be the then aggregate unpaid principal amount of the Term Loan made by such Lender as shown on the Loan Account established and maintained by the Agent in accordance with
Section 2.11. Each Term Note shall be dated the date hereof and shall be delivered to the Lenders on such date.

2.1Bd     Making the Term Loans. Each Lender shall remit the principal amount of
          ---------------------
its Term Loan to the Agent by 1:00 p.m. (eastern time) on the Closing Date such that the Agent is able to, and the Agent shall, to the extent the Lenders have made funds available to it for such purpose, fund such Term Loans to the Borrower or to the Borrower's account in Dollars and immediately available funds at the principal office of the Agent in Pittsburgh, Pennsylvania by 3:00 p.m. (eastern time) on the Closing Date, provided that if any Lender fails to remit such funds to the Agent in a timely manner, or any Lender fails to advise the Agent of its intention not to fund, then the Agent may elect in its sole discretion to fund with its own funds the Loan of such Lender on the Borrowing Date, subject to the provisions of Section 8.3 below. The Term Loans shall initially bear interest at the Base Rate Option.

2.2       Interest Rates, Interest Payment and Certain Provisions Relating to
          -------------------------------------------------------------------
Interest and Fees.
------------------

2.2a      Payments of Interest. The Borrower shall pay interest on the principal
          --------------------
amount of the Loans from time to time outstanding hereunder, from the date thereof until payment in full, at the rates of interest determined pursuant to this Section 2.2. The Borrower shall pay accrued interest on the unpaid principal balance of the Loans in arrears: (i) with respect to each Base Rate Portion, at the Base Rate on the last day of each Fiscal Quarter during the term thereof; (ii) with respect to each Euro-Rate Portion, at the Adjusted Euro-Rate on the last day of each Interest Period as provided for in Subsection 2.3c (provided, however, if the Interest Period chosen for a Euro-Rate Portion exceeds three (3) months, interest on that Euro-Rate Portion shall be due and payable on the day which is (A) three months after the first day of such Interest Period and (B) the last day of such Interest Period); and (iii) with respect to all such Portions, at the applicable interest rate (A) when due, at maturity, whether by acceleration or otherwise, and (B) after maturity, on demand until paid in full.

2.2b      Interest Rate Options. The unpaid principal amount of the Loans shall
          ---------------------
bear interest, for each day until due, at one or more rates of interest selected by the Borrower from among the Options set forth below; it being understood that, subject to the provisions of this Agreement, the Borrower may select different Options to apply simultaneously to different Portions of the Loans and may select different Interest Periods to apply simultaneously to different Portions of the Euro-Rate Portions of the Loans.

          (i)  Base Rate Option: A rate of interest per annum (computed upon the
               ----------------
     basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) equal to the Base Rate. The rate of interest per annum under the Base Rate Option shall be adjusted automatically, from time to time, upon each change in the Base Rate.

          (ii) Euro-Rate Option: A rate of interest per annum (computed on the
               ----------------
     basis of a year of 360 days and the actual number of days elapsed) equal to the sum of (A) the Euro-Rate plus (B) the Applicable Euro-Rate Margin from
                                  ----
     time to time in effect (the "Adjusted Euro-Rate"). The Adjusted Euro-Rate for each Euro-Rate Portion then outstanding shall be adjusted automatically, from time to time, effective upon each change in the Applicable Euro-Rate Margin resulting from an increase or decrease in the Borrower's ratio of Consolidated Total Indebtedness to Consolidated EBITDA.

2.2c      Interest Periods; Limitations on Elections. At any time when the
          ------------------------------------------
Borrower shall select, convert to or renew at the Euro-Rate Option with respect to all or any Portion of the outstanding Loans, it shall fix one or more Interest Periods during which such Option(s) shall apply. All of the foregoing, however, is subject to the following:

          (i) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next Business Day unless such Business Day falls in the succeeding calendar month in which case such Interest Period shall end on the next preceding Business Day; and

          (ii) any Interest Period which begins on the last day of a calendar month or on a day for which there is no numerically corresponding day in the subsequent calendar month during which such Interest Period is to end shall end on the last Business Day of such subsequent month.

     In addition, elections by the Borrower of the Euro-Rate Option shall be subject to the following further limitations:

          (i) The Euro-Rate Portions for each Interest Period shall be in integral multiples of $1,000,000 and not less than $3,000,000;

          (ii) (x) If an Interest Period is elected with regard to amounts outstanding under the Revolving Credit Commitments and such Interest Period would end after the Termination Date, such Interest Period shall end on the Termination Date, and (y) if an Interest Period is elected with regard the amounts outstanding under the Term Commitments and such Interest Period would end after the Maturity Date, such Interest Period shall end on the Maturity Date; and

          (iii) At no time may there be more than six (6) Interest Periods in effect relating to Loans; provided, however if a Base Rate Portion is outstanding there shall be not more than five (5) Interest Periods in effect relating to Loans.

2.2d      Election, Conversion or Renewal of Interest Rate Options. Elections of
          --------------------------------------------------------
or conversions to the Base Rate Option shall continue in effect until converted to the Euro-Rate Option as hereinafter provided. Elections of, conversions to or renewals of the Euro-Rate Option shall expire as to each Euro-Rate Portion at the expiration of the applicable Interest Period.

          At any time, with respect to any Base Rate Portion, or at the expiration of the applicable Interest Period, with respect to any Euro-Rate Portion, the Borrower (subject to Subsection 2.2c) may cause all or any part of the principal amount of such Portion to be converted to and/or (in the case of a Euro-Rate Portion) to be renewed under the Euro-Rate Option by notice to each of the Lenders as hereinafter provided. Such notice (i) shall be irrevocable; (ii) shall be given not later than 11:00 A.M. (eastern time) in the case of a conversion to or renewal of, either in whole or in part, the Euro-Rate Option on the third Business Day prior to the proposed effective date for the conversion or renewal; and (iii) shall set forth:

          (A) the effective date of such conversion or renewal, which shall be a Business Day;

          (B) the new Interest Period(s) selected; and

          (C) with respect to each such Interest Period, the aggregate principal amount of the corresponding Euro-Rate Portion.

          At the expiration of each Interest Period, any part (including the whole) of the principal amount of the corresponding Euro-Rate Portion as to which no notice of conversion or renewal has been received as provided above, shall automatically be converted to the Base Rate Option.

2.2e      Notification of Election of an Interest Rate Option. Any communication
          ---------------------------------------------------
under Subsection 2.1Ad, 2.2b or 2.2d may be oral or written and if oral, it shall be followed immediately by written confirmation of such Option election executed by an Authorized Officer.

2.2f      Interest After Default. Upon the occurrence of an Event of Default,
          ----------------------
and during the continuance of such Event of Default, or after the principal amount of all or any part of the Base Rate Portions of the Loans shall have become due and payable, whether by acceleration or otherwise and whether or not judgment has been entered against the Borrower thereon, all Base Rate Portions shall bear interest at a rate per annum which shall be two hundred (200) basis points (2%) per annum above the rate otherwise in effect under the Base Rate Option, such interest rate to change automatically from time to time, effective as of the effective date of each change in the Base Rate. Upon the occurrence of an Event of Default, and during the continuance of such Event of Default, or after the principal amount of all or any part of the Euro-Rate Portions of the Loans shall have become due and payable, whether by acceleration or otherwise and whether or not judgment has been entered against the Borrower thereon, all such Euro-Rate Portions shall bear interest (i) until the end of the then current Interest Period, at a rate per annum which shall be two hundred (200) basis points (2%) per annum above the rate otherwise in effect under the Euro-Rate Option, and (ii) at the end of the then current Interest Period, and thereafter at the sum of (A) the Base Rate plus (B) two hundred (200) basis
                                           ----
points (2%) per annum.

2.3       Yield-Protection, Capital Adequacy and Miscellaneous Provisions
          ---------------------------------------------------------------
Relating to Euro-Rate.
---------------------

2.3a      Yield Protection. Notwithstanding other provisions of this Section
          ----------------
2.3:

          (i) With respect to any Lender, if any Governmental Rule, or if any change therein on or after the date hereof, or in the interpretation thereof by any Governmental Authority charged with the administration thereof, shall:

               (A) subject such Lender to any tax, levy, impost, charge, fee, duty, deduction or withholding of any kind with respect to payments of principal or interest or other amounts due hereunder (other than any tax imposed or based upon the income, gross receipts or capital or franchise taxes of such Lender and payable to any Governmental Authority in the United States of America or any state thereof and other than taxes due by a failure of such Lender to comply with Section 9.4); or

               (B) change the basis of taxation of such Lender with respect to payments of principal or interest or other amounts due hereunder (other than any change which affects, and only to the extent that it affects, the taxation by the United States or any state thereof of the total net income of such Lender); or

               (C) impose, modify or deem applicable any reserve, special deposit or similar requirements against assets held by such Lender applicable to its Commitment or Loans made hereunder (other than such requirements which are included in the determination of the applicable rate of interest hereunder); or

               (D) impose upon such Lender any other obligation or condition with respect to this Agreement, and the result of any of the foregoing is to increase the cost to the affected Lender, reduce the income receivable by the affected Lender, reduce the rate of return on the affected Lender's capital, or impose any expenses upon the affected Lender, all with respect to any of the Loans (or any portion thereof) by an amount which the affected Lender reasonably deems material, and if the affected Lender is then demanding similar compensation for such occurrences from other borrowers who are similarly situated and who have a similar relationship with the affected Lender and from which the affected Lender has the right to demand such compensation, then and in any such case:

               (1) the affected Lender shall promptly notify the Borrower of the happening of such event;

               (2) the Borrower shall pay to the affected Lender, on demand, such amount as will compensate the affected Lender for such reduction in its rate of return; and

               (3) the Borrower may pay the affected portion of the affected Lender's Loans in full without the payment of any additional amount, including prepayment penalties, other than amounts payable on account of the affected Lender's out-of-pocket losses (including funding loss, if any, as provided in Section 2.9) which are not otherwise provided for in subparagraph (2) immediately above.

          (ii) A certificate as to the increased cost or reduced amount as a result of any event mentioned in this Subsection 2.3a shall be promptly submitted by the affected Lender to the Borrower in accordance with the provisions hereof. Such certificate shall be prima facie evidence as to the amount of such increased cost or reduced amount.

2.3b      Capital Adequacy. If, after the date hereof, (i) any adoption of or
          ----------------
any change in or in the interpretation of any Governmental Rule, or (ii) compliance with any Governmental Rule of any Governmental Authority exercising control over banks or financial institutions generally or any court of competent jurisdiction, requires that the Commitment (including, without limitation, obligations in respect of any Loans) hereunder be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by any Lender or any corporation controlling any Lender (a "Capital Adequacy Event"), the result of which is to reduce the rate of return on a Lender's capital as a consequence of its Commitment to a level below that which the affected Lender could have achieved but for such Capital Adequacy Event, taking into consideration the Lender's policies with respect to capital adequacy, by an amount which the affected Lender reasonably deems to be material, the affected Lender shall promptly deliver to the Borrower a statement of the amount necessary to compensate the affected Lender or the reduction in the rate of return on its capital attributable to its Commitment (the "Capital Compensation Amount"). The affected Lender shall determine the Capital Compensation Amount in good faith, using reasonable attribution and averaging methods. Each affected Lender shall from time to time notify the Borrower of the amount so determined. Each such notification shall be prima facie evidence of the amount of the Capital Compensation Amount set forth therein, and such Capital Compensation Amount shall be due and payable by the Borrower to the affected Lender thirty (30) days after such notice is given. As soon as practicable after any Capital Adequacy Event, the affected Lender shall submit to the Borrower estimates of the Capital Compensation Amounts that would be payable as a function of the affected Lender's Commitment hereunder.

2.3c      Euro-Rate Unascertainable. If, on any date on which the Adjusted Euro-
          -------------------------
Rate would otherwise be set, the Agent reasonably shall have determined (which determination shall be final and conclusive) that by reason of circumstances affecting the interbank Eurodollar market, adequate and reasonable means do not exist for ascertaining the Euro-Rate, the Agent shall give prompt notice of such determination to the Borrower and the Lenders and, until the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such determination no longer exist, the right of the Borrower to borrow under, convert to or renew the Euro-Rate Option shall be suspended with respect to any period for which the Euro-Rate is not ascertainable, and with respect to any such period, any notice of borrowing under, conversion to or renewal of the Euro-Rate Option which was to become effective during the period of such suspension shall be treated as a request to borrow under, convert to or renew at the Base Rate Option with respect to the principal amount therein specified.

2.3d      Illegality. If a Lender shall determine in good faith (which
          ----------
determination shall be final and conclusive) that compliance by such Lender with any applicable law, treaty or other Governmental Rule (whether or not having the force of law), or the interpretation or application thereof by any Governmental Authority, has made it unlawful for such Lender to make or maintain the Loans under the Euro-Rate Option (including but not limited to acquiring Eurodollar liabilities to fund such Loans), such Lender shall give notice of such determination to the Borrower and the other Lenders. Notwithstanding any provision of this Agreement to the contrary, unless and until the affected Lender shall have given notice to the Borrower and the other Lenders that the circumstances giving rise to such determination no longer apply:

          (i) with respect to any Interest Periods thereafter commencing, interest on the Loans bearing interest at the Adjusted Euro-Rate (whichever one or more have been determined by the affected Lender to be unlawful) shall, unless the Borrower shall have selected a different Option which is then available, be computed and payable under the Base Rate Option; and

          (ii) on such date, if any, as shall be required by law, any Loans bearing interest at the Adjusted Euro-Rate then outstanding shall be automatically converted to the Base Rate Option, and the Borrower shall pay to the affected Lender the accrued and unpaid interest on such Loans to (but not including) the date of such conversion at the applicable interest rate or rates in effect for such Loans prior to such conversion.

2.4       Fees.
          ----

2.4a      Closing Fee. The Borrower agrees to pay to the Lenders, on or before
          -----------
the Closing Date, a Closing Fee, in such amounts as agreed upon between the Borrower and each Lender.

2.4b      Commitment Fee. The Borrower agrees to pay to the Agent on behalf of
          --------------
the Lenders, on a pro rata basis, beginning on December 31, 2001, and continuing quarterly in arrears thereafter on the last day of each March, June, September and December during the term hereof to and including the Termination Date, a Commitment Fee calculated at a rate per annum equal to the Commitment Fee Rate on the average daily unused portion of the Revolving Credit Commitment for the quarter then ending; provided, however, the first payment under this Subsection
                     --------
2.4b shall be only for the actual number of days elapsed between the Closing Date and December 31, 2001, and the last payment under this Subsection 2.4b shall be only for the actual number of days elapsed between the last quarterly payment date and the Termination Date. If there is any change in the Commitment Fee Rate during the quarter, the Commitment Fee shall be calculated with respect to each period that the Commitment Fee Rate was in effect during such quarter.

2.4c      Agent's Fee. The Borrower agrees to pay to the Agent for its own
          -----------
account the non-refundable Agent's Fees for the Agent's services hereunder under the terms of that certain letter (the "Agent's Letter") between the Borrower and Agent dated July 2, 2001, as the same may be amended from time to time.

2.4d      Letter of Credit Fee and Fronting Fee. The Borrower shall pay to the
          -------------------------------------
Agent, from time to time, for the benefit of the Lenders, the Letter of Credit Fee as set forth in Subsection 2.6b. The Borrower shall pay to the Agent, from time to time, for its sole account, the Fronting Fee as set forth in Subsection 2.6b.

2.5       Calculation of Interest and Certain Fees. The calculation of the
          ----------------------------------------
amount of interest due and owing to each Lender shall be made by the Agent and shall be evidenced by the Agent posting the amount of interest due under such Lender's Loans to the Loan Account established pursuant to Section 2.11. The Commitment Fee shall be calculated on the basis of a 360 day year and actual number of days elapsed. The calculation of the amount of the Commitment Fee due and owing to each Lender shall be made by the Agent and shall be evidenced by posting such amount due under the Loan Account established pursuant to Section 2.11.

2.6       Letter of Credit Sub-Facility.
          -----------------------------

2.6a      Issuance of Letters of Credit. The Borrower may request the issuance
          -----------------------------
of a letter of credit (each a "Letter of Credit") by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 10:00 A.M., Pittsburgh, Pennsylvania time, at least five (5) business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Each Letter of Credit shall be denominated in Dollars. Subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.6, the Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of one year from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Termination Date and providing that in no event shall the aggregate amount of Letters of Credit Outstanding exceed, at any one time, $2,000,000. The amount of Letters of Credit Outstanding at any time shall reduce the maximum amount otherwise available for Revolving Credit Loans under the Revolving Credit Commitments. No Letters of Credit may be issued hereunder to the extent that such issuance would cause the sum of (i) the Letters of Credit Outstanding plus (ii) the aggregate amount of
                                             ----
Revolving Credit Loans outstanding to exceed the aggregate amount of Revolving Credit Commitments then in effect.

2.6b      Letter of Credit Fees. The Borrower shall pay to the Agent for the
          ---------------------
ratable account of the Lenders a fee (the "Letter of Credit Fee") equal to the Applicable Euro-Rate Margin for Loans other than Secured Loans (computed on the basis of a year of 360 days and actual days elapsed), which fees shall be computed on the daily average amount of the Letters of Credit Outstanding and shall be payable quarterly in arrears commencing with the last Business Day of each March, June, September and December following issuance of each Letter of Credit. The Borrower shall also pay to the Agent for the Agent's sole account
(i) one-eighth of one percent (.125%) per annum of the amount of any Letters of Credit Outstanding (the "Fronting Fee") quarterly in arrears, and (ii) as incurred the Agent's then current customary fees and administrative expenses payable with respect to the Letters of Credit as the Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

2.6c      Letter of Credit Fees Upon Default. (A) Upon the occurrence of an
          ----------------------------------
Event of Default, and during the continuance of such Event of Default, or (B) upon the acceleration of the Bank Indebtedness for any reason hereunder, the Letter of Credit Fee shall be automatically increased by two percent (2%) in excess of the applicable Letter of Credit Fee then in effect.

2.6d      Disbursements, Reimbursement.
          ----------------------------

          (A) Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Lender's Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

          (B) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Agent will promptly notify the Borrower of the amount of such drawing and the date such payment shall be made. The Borrower shall reimburse (such obligation to reimburse the Agent shall sometimes be referred to as a "Reimbursement Obligation") the Agent for any amount paid by the Agent under any Letter of Credit (each such date of a payment by the Agent under a Letter of Credit, a "Drawing Date") in an amount equal to the amount so paid by the Agent. Such Reimbursement Obligation shall be paid prior to 12:00 noon, Pittsburgh, Pennsylvania time, on the Drawing Date. In the event the Borrower fails to reimburse the Agent for the full amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh, Pennsylvania time, on the Drawing Date, the Agent will promptly notify each Lender thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Lenders under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Commitments (without giving effect to outstanding Letters of Credit) and subject to the conditions set forth in Section 6.1 other than any notice requirements. Any notice given by the Agent pursuant to this

Subsection 2.6d(B) may be oral if immediately confirmed in writing; provided
                                                                    --------
that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

          (C) Each Lender shall upon any notice pursuant to Subsection 2.6d(B) make available to the Agent an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Lenders shall (subject to Subsection 2.6d(D)) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Lender so notified fails to make available to the Agent for the account of the Agent the amount of such Lender's Ratable Share of such amount by no later than 2:00 P.M., Pittsburgh, Pennsylvania time on the Drawing Date, then interest shall accrue on such Lender's obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Revolving Credit Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Agent will promptly give notice of the occurrence of the Drawing Date to each Lender, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Subsection 2.6d(C).

          (D) With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Subsection 2.6d(B), because of the Borrower's failure to satisfy the conditions set forth in Section 6.1 other than any notice requirements or for any other reason, the Borrower shall be deemed to have incurred from the Agent a Letter of Credit Borrowing in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option as adjusted to reflect the default rate provisions set forth in Subsection 2.2f. Each Lender's payment to the Agent pursuant to Subsection 2.6d(C) shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Participation Advance from such Lender in satisfaction of its participation obligation under this Subsection 2.6d. The provisions of this Subsection (D) are solely for the benefit of the Agent, as issuer of the Letters of Credit, and shall not be deemed to excuse, waive or consent to an Event of Default under Section 7.1 arising from an unreimbursed drawing giving rise to a Participation Advance.

2.6e      Repayment of Participation Advances.
          -----------------------------------

          (A) Upon (and only upon) receipt by the Agent for its account of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Agent under the Letter of Credit with respect to which any Lender has made a Participation Advance to the Agent, or (ii) in payment of interest on such a payment made by the Agent under such a Letter of Credit, the Agent will pay to each Lender, in the same funds as those received by the Agent, the amount of such Bank's Ratable Share of such funds, except the Agent shall retain the amount of the Ratable Share of such funds of any Lender that did not make a Participation Advance in respect of such payment by Agent.

          (B) If the Agent is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any proceeding described in Section 7.3, any portion of the payments made by the Borrower to the Agent pursuant to Subsection 2.6d(B) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Lender shall, on demand of the Agent, forthwith return to the Agent the amount of its Ratable Share of any amounts so returned by the Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

2.6f      Documentation. The Borrower agrees to be bound by the terms of the
          -------------
Agent's application and agreement for letters of credit and the Agent's written regulations and customary practices relating to letters of credit, though such interpretation may be different from the Borrower's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Agent shall not be liable for any error and/or mistakes, whether of omission or commission, in following the Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

2.6g      Determinations to Honor Drawing Requests. In determining whether to
          ----------------------------------------
honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

2.6h      Nature of Participation and Reimbursement Obligations. Each Lender's
          -----------------------------------------------------
obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Subsection 2.6d, as a result of a drawing under a Letter of Credit, and the obligation of the Borrower to reimburse the Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.6 under all circumstances, including the following circumstances:

          (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Agent, the Borrower or any other Person for any reason whatsoever;

          (ii) the failure of the Borrower or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Sections 2.1A, 2.2 or 6.1 or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Subsection 2.6d; provided, however the aggregate amount thereof shall in no event exceed the unutilized Revolving Credit Commitments;

          (iii)  any lack of validity or enforceability of any Letter of Credit;

          (iv) the existence of any claim, set-off, defense or other right which the Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Agent or any Lender or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower and the beneficiary for which any Letter of Credit was procured);

          (v) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Agent has been notified thereof;

          (vi) payment by the Agent under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

          (vii) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower;

          (viii) any breach of this Agreement or any other Loan Document by any party thereto;

          (ix)   the occurrence or continuance of any proceeding described in
     Section 7.3 with respect to the Borrower;

          (x) the fact that an Event of Default shall have occurred and be continuing;

          (xi) the fact that the Termination Date shall have passed or this Agreement or the Revolving Credit Commitments hereunder shall have been terminated; and

          (xii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

2.6i      Indemnity. In addition to amounts payable as provided in Section 9.16,
          ---------
the Borrower hereby agrees to protect, indemnify, pay and save harmless the Agent from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Agent may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, other than as a result of (A) gross negligence or willful misconduct of the Agent as determined by a final judgment of a court of competent jurisdiction or (B) subject to the following clause
(ii), the wrongful dishonor by the Agent of a proper demand for payment made under any Letter of Credit, or (ii) the failure of the Agent to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called "Governmental Acts").

2.6j Liability for Acts and Omissions. As between the Borrower and the Agent,
     --------------------------------
the Borrower assumes all risks of the acts and omission of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit so long as the documents presented in connection with such draw appear on their face to substantially comply with the terms and conditions of the relevant Letter of Credit; (iv) any claim of the Borrower against any beneficiary of any such Letter of Credit, or any transferee of such Letter of Credit, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any such transferee; (v) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (vi) errors in interpretation of technical terms; (vii) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (viii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(ix) any consequences arising from causes beyond the control of the Agent, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent's rights or powers hereunder. Nothing in the preceding sentence shall relieve the Agent from liability for the Agent's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence.

2.6k Uniform Customs. Except and to the extent inconsistent with the specific
     ---------------
provisions hereof, this Agreement, each Letter of Credit hereunder and all transactions in connection therewith shall be interpreted, construed and enforced according to: (i) the "Uniform Customs and Practice for Documentary Credits" (1993 Revision), International Chamber of Commerce Publication No. 500 or the "International Standby Practices 1998", International Chamber of Commerce Publication No. 590, as applicable, and in each case subsequent revisions thereof, which shall supersede inconsistent provisions of applicable law to the extent not prohibited by applicable law and (ii) the laws of the jurisdiction in which the office of the Agent is located for purposes of issuing Letters of Credit hereunder including, without limitation, the Uniform Commercial Code, and excluding conflict of laws rules.

2.7 Substitution or Replacement of a Lender. The Borrower shall have the right
    ---------------------------------------
(provided that at such time, no Event of Default and no Potential Default has occurred and is continuing), in its sole discretion, to either:

          (i) repay, (A) at any time if either no Loans are outstanding or if Loans bearing interest under the Base Rate Option are the only Loans outstanding, (B) subject to Section 2.9, upon three (3) days prior notice if the Loans outstanding include Loans bearing interest under the Euro-Rate Option, the outstanding Loans of any Lender in whole, together with interest thereon and any other amount due such Lender pursuant to the terms of this Agreement, and to terminate the Commitment of such Lender; or

          (ii) seek a substitute lending institution or institutions (which may be one or more of the other Lenders) to purchase the Notes and assume the Loans, the Commitment and the other obligations of such Lender under this Agreement, if any of the following conditions occur with respect to such Lender:

          (i) such Lender shall have delivered a notice or certificate pursuant to Subsection 2.3a or 2.3b;

          (ii) the obligation of such Lender to make or renew Loans which bear or are to bear interest under the Euro-Rate Option has been suspended pursuant to Subsection 2.3d; or

          (iii) such Lender shall have defaulted under Section 9.4 or failed to fund a Disbursement.

          Provided, any proposed substitute lending institution, which is not a
          --------
Lender prior to the Borrower's selection thereof, must be acceptable to the Agent, whose consent shall not be unreasonably withheld or delayed, and provided, further that all of the provisions of Section 9.6 (with respect to any
--------  -------
Lender) and Section 8.11 (if the affected Lender is the Agent) must be complied with.

2.8  Loan Repayment and Prepayment.
     -----------------------------

2.8a Voluntary Prepayments. Each repayment of the Loans shall be in the minimum
     ---------------------
amount of [$1,000,000], in the aggregate, or an integral multiple of $100,000 thereof, or such lesser amount as is actually outstanding thereunder. The Borrower, upon (i) oral or written notice to Agent by 11:00 A.M. (eastern time) on the day of the proposed repayment, in the case of Loans bearing interest at the Base Rate or (ii) three (3) Business Days' prior oral or written notice to the Agent, in the case of Loans bearing interest at the Adjusted Euro-Rate, followed immediately thereafter by the Borrower's written confirmation to the Agent of any oral notice, may repay the outstanding amount of the Loans in whole or in part with accrued interest, fees and other amounts then due and payable on the amount repaid to the date of such repayment, subject to the payment of any additional amounts under Section 2.9 below. The Borrower may prepay any Portion of the Loans without premium or penalty subject to Section 2.9. The Borrower shall notify the Agent whether any such repayment of Revolving Credit Loans applies to General Revolving Loans or Distribution Loans. If no such notice is given, such repayment shall be deemed to be first a repayment of Distribution
                                            -----
Loans, and second a repayment of General Revolving Loans.
           ------

      Any repayment of the Revolving Credit Loans shall increase, by the amount of that repayment, the unborrowed balance of the Revolving Credit Commitments; it being contemplated that the Borrower may repay and reborrow from time-to-time under the Revolving Credit Commitments until the Termination Date.

2.8b  Scheduled Repayment. All Revolving Credit Loans outstanding on the
      -------------------
Termination Date shall become due and payable in full on such date. All Term Loans outstanding on the Maturity Date shall become due and payable in full on such date.

2.9   Additional Payments by the Borrower. If (i) the Borrower shall fail to
      -----------------------------------
make any payment due hereunder on the due date thereof, (ii) the Borrower shall make a payment, prepayment or conversion of any Euro-Rate Portion of the Loans on a day other than the last day of the applicable Interest Period, or (iii) the Borrower shall fail on the date specified therefor to consummate any borrowing, conversion or renewal after giving a request for a Disbursement or notice of conversion or renewal, and, as a result of any such action or inaction, a Lender reasonably incurs any losses and expenses which it would not have incurred but for such action or inaction, the Borrower shall pay such additional amounts as will compensate the affected Lender for such losses and expenses, including the cost of reemployment of any funds prepaid at rates lower than the cost to the affected Lender of such funds. Such losses and expenses, which the affected Lender shall exercise reasonable efforts to minimize, shall be specified in writing (setting forth, in reasonable detail, the basis of calculation) to the Borrower by the affected Lender, which writing shall be prima facie evidence of the amounts set forth therein, and such amounts shall be payable within thirty
(30) days of demand therefor.

2.10  Changes of Commitments.
      ----------------------

2.10a Voluntary Reduction of Availability. At any time and from time to time
      -----------------------------------
upon no less than five (5) Business Days prior written notice to the Agent, the Borrower may terminate, in whole or in part, without penalty, the then unused portion of the Revolving Credit Commitments, thereby causing a corresponding abatement of the Commitment Fee; provided, however, that the Borrower may not
                                 --------  -------
terminate an unused portion of the Revolving Credit Commitments such that the aggregate Revolving Credit Commitments are reduced below the Letters of Credit Outstanding. Each such reduction shall be in a minimum principal amount of $1,000,000 or in integral multiples thereof. Notice of termination once given shall be irrevocable and the portion of the Revolving Credit Commitments so terminated shall not be available for borrowing once such notice has been given under the terms hereof. The Agent shall promptly notify each Lender of its Ratable Share of such terminated unused portion and the date of each such termination.

2.10b Increasing the Revolving Credit Commitments. The Borrower shall have the
      -------------------------------------------
right, with the prior written consent of the Lenders, to cause from time to time an increase in the aggregate Revolving Credit Commitments of the Lenders by adding to this Agreement one or more additional Lenders or by allowing one or more Lenders to increase their respective Revolving Credit Commitments; provided, however, (i) no Potential Default or Event of Default shall have
--------  -------
occurred hereunder which is continuing, (ii) no Lender's Revolving Credit

Commitment shall be increased without such Lender's consent, (iii) such new or existing Lender acquiring such increase in the Revolving Credit Commitment shall be required to purchase from each other existing Lender (in accordance with Section 9.6 below) a portion of each such Lender's Term Loan in such amount as shall be necessary such that each Lender's pro rata share of the outstanding Term Loans after giving effect to the increase in the aggregate Revolving Credit Commitments shall be in proportion to such Lender's Commitment Percentage of the new Revolving Credit Commitment, and (iv) on the effective date of any such increase, there shall be no Loans bearing interest at the Adjusted Euro-Rate outstanding hereunder. In the event of any such increase in the aggregate Revolving Credit Commitments and in the Revolving Credit Commitment of any Lender effected pursuant to the terms of this Subsection 2.10b, new Notes shall, to the extent necessary, be executed and delivered by the Borrower in exchange for the surrender of the existing Notes, as the case may be, substantially in the manner provided in Section 9.6.

2.11  Loan Account. The Agent shall open and maintain on its books a Loan
      ------------
Account in the name of the Borrower, with respect to (i) the amounts and types of Disbursements made, repayments and prepayments of the principal thereof, and the computation and payment of interest thereon, (ii) Letters of Credit issued, or participated in, as the case may be, and draws and reimbursements thereon or thereof, (iii) the computation and payment of the Fees due hereunder to the Lenders and the Agent, and (iv) the computation of other amounts due and sums paid and payable to the Lenders and the Agent hereunder. The Loan Account shall be prima facie evidence as to the amount at any time due to the Lenders and the Agent from the Borrower hereunder; provided, however, that the failure to make
                                   --------
notations, or to make accurate notations, on such Loan Account including without limitation notations with respect to interest and Fees pursuant to Section 2.5 or otherwise shall not limit, expand or otherwise affect any obligations of the Borrower hereunder.

2.12  Payment from Accounts Maintained by Borrower. In the event that any
      --------------------------------------------
payment of principal, interest, Fees or any other amount due to the Lenders or the Agent under the Agreement, the Notes or the other Loan Documents is not paid when due, the Agent is hereby authorized to effect such payment by debiting any demand deposit account of the Borrower maintained with the Agent (excluding however any special purpose fiduciary accounts, which are designated as such at the time of their creation, or mandated by applicable statutes, regulations or rules) and distributing such payment to the party to whom such amounts are due. This right of debiting accounts of the Borrower is in addition to any right of set-off accorded the Lenders or the Agent hereunder or by operation of law.

2.13  Time, Place and Manner of Payments. All payments and prepayments to be
      ----------------------------------
made by the Borrower in respect of principal, interest or other costs relating to the Loans, Reimbursements Obligations and all Fees and any other amounts due hereunder (excepting those amounts due under Sections 2.3 and 2.9 hereof) shall be made at the principal office of the Agent for the ratable account of the Lenders or the Agent, as the case may be. The Agent will promptly pay each such payment received to each Lender or its order in accordance with Section 8.9 hereof. All payments due a Lender by reason of Sections 2.3 or 2.9 hereof shall be paid at the principal office of the Lender which invoices the Borrower for such payment. All payments to be made by the Borrower under this Agreement shall be paid in Dollars and in immediately available funds no later than 12:00 noon (eastern time) on the date such payment is due, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature. Notwithstanding anything herein to the contrary,
(i) the Agent's Fee, (ii) the Fronting Fee, and (iii) any interest paid with respect to any Loan or any unreimbursed draw on the Letter of Credit to the extent a Lender has not been required to honor or has not honored its funding obligation with respect thereto shall be solely for the account of the Agent.

2.14 Certain Security. (i) To secure the repayment of the Secured Obligations,
     ----------------
the Borrower will execute and deliver to the Agent the Pledge Agreement substantially in the form of Exhibit "H", together with a duly-executed control agreement with respect to the securities account described in the Pledge Agreement and all appropriate Form UCC-1 financing statements.

     (ii) Prior to the advances of the Term Loan hereunder, the Borrower will deposit, or cause to be deposited, into a securities account maintained with ___________________ and subject to a first Encumbrance in favor of the Agent (for the benefit of the Lenders) Qualifying Securities with a value equal to at least $20,000,000.

     (iii) So long as no Event of Default or Potential Default then exists, the Borrower may request from time to time that the Agent, with the prior written consent of all Lenders, release all or a portion of the Qualifying Securities from the Encumbrance created or purported to be created under the Pledge Agreement. Each such request shall be made by the Borrower to the Agent in writing at least thirty (30) days but not more than ninety (90) days prior to the date when such Qualifying Securities are to be released. The Borrower shall provide the Agent with any information or documentation that the Agent may reasonably request in support of the requested release of Qualifying Securities. The Agent and the Lenders shall use their best efforts to respond to such request in a timely manner; provided, however, that neither the Agent nor any Lender shall be liable in any manner for failing to respond to any such request, such response to be in the sole and absolute discretion of each Lender, and the failure of the Agent or any Lender to so respond shall be deemed to be a negative response from the Agent or such Lender, as the case may be. Any Qualifying Securities released pursuant to this Section 2.14 shall be liquidated by the Borrower, and the proceeds thereof shall be used by the Borrower solely for the purposes described in Section 4.1(iv)(x), (y) and (z) below.

           (iv) Notwithstanding the foregoing, so long as no Event of Default or Potential Default then exists, in the event that (as a result of a prepayment or otherwise) the then current value (as determined by the Agent) of the Qualifying Securities subject to a perfected first priority Encumbrance in favor of the Agent (on behalf of the Lenders) exceeds the aggregate outstanding principal amount of the Term Loans at any time, the Agent, without the consent of any Lender, shall, if requested by the Borrower, release Qualifying Securities in an amount up to such excess.

2.15 Guaranty. To secure the repayment of the Bank Indebtedness, the Borrower
     --------
will cause each of its Subsidiaries to execute and deliver to the Agent for the benefit of the Lenders a Guaranty Agreement substantially in the form of Exhibit
                                                                         -------
"D" attached hereto, (i) on
---
the Closing Date in the case of each Subsidiary in existence on such date, and
(ii) within ten (10) days after the formation or acquisition of any new direct or indirect Subsidiary formed or acquired thereafter.

ARTICLE III. REPRESENTATIONS AND WARRANTIES.

     To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, and to issue, renew or extend the Letters of Credit, as herein provided for, the Borrower represents and warrants to the Agent and the Lenders that:

3.1  Existence. The Borrower and each of its Subsidiaries, and each general
     ---------
partner or managing member of the Borrower and each of its Subsidiaries is a corporation, limited partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization or formation, and it is duly qualified and in good standing as a foreign corporation, limited partnership or limited liability company, as the case may be, authorized to do business in each jurisdiction where, because of the nature of its respective properties or businesses, such qualification is required or, if not so qualified or in good standing in any state, the lack of such qualification or good standing could not reasonably be expected to result in a Material Adverse Change.

3.2  Capitalization; Ownership. The issued and outstanding securities of the
     -------------------------
Borrower as of the Closing Date consist of_________ (_________) common units of limited partnership interest and_________ (_________) subordinated units of limited partnership, all of which have been validly issued and are fully paid and nonassessable. Penn Virginia GP, LLC, is the sole general partner of the Borrower.

3.3  Subsidiaries and Other Investments. The Borrower does not have any
     ----------------------------------
Subsidiaries or any direct or indirect ownership interests in any other Person, except as set forth on Schedule 3.3. The Borrower, and each Subsidiary of the
                       ------------
Borrower, has good and marketable title to all the securities of the Subsidiaries issued to it, free and clear of all liens and encumbrances and all such securities have been duly and validly issued and are fully paid and nonassessable. The authorized securities of such Subsidiaries and the ownership thereof are as shown on Schedule 3.3 attached hereto.
                        ------------

3.4  Corporate Authority. Each Loan Party is duly authorized to execute and
     -------------------
deliver this Agreement, the Notes and the other Loan Documents to which it is or will become a party; all necessary corporate, partnership or limited liability company action necessary to authorize the execution and delivery of this Agreement, the Notes and the other Loan Documents to which it is or will become a party has been properly taken; the Borrower is and will continue to be duly authorized to borrow hereunder; and each Loan Party is and will continue to be duly authorized to perform all of the other terms and provisions of this Agreement, the Notes and the other Loan Documents to which it is or will become a party.

3.5  Enforceability. This Agreement, the Notes, and each other Loan Document has
     --------------
been, and will be, duly and validly executed and delivered by each Loan Party which is or will become a party thereto, and each constitutes or will constitute a valid and legally binding agreement of such Loan Party enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditor's rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.6   No Restrictions, No Default. Neither the execution and delivery of this
      ---------------------------
Agreement, the Notes and the other Loan Documents to which it is or will become a party, the consummation of the transactions herein contemplated nor compliance with the terms and provisions hereof or of the Notes or any other Loan Document, will conflict with or result in a breach of any of the terms, conditions or provisions of the certificate of incorporation, by-laws partnership agreement, operating agreement or other organizational, formation or governing document of any Loan Party or of any law or of any regulation, order, writ, injunction or decree of any court or governmental agency or of any agreement, indenture or other instrument to which any Loan Party is a party or by which any of them is bound or to which any of them is subject, or constitute a default thereunder or result in the creation or imposition of any Encumbrance of any nature whatsoever upon any of the property or assets of any Loan Party pursuant to the terms of any agreement, indenture or other instrument, except those items described above that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change. No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings hereunder to be made on the Closing Date which constitutes an Event of Default or Potential Default.

3.7   Financial Matters.

3.7a  Financial Statements. The Borrower has furnished to the Lenders and the
      --------------------
Agent the audited combined balance sheets and the related combined statements of income, owner's equity and cash flows for the Penn Virginia Coal Business for the Fiscal Year ending December 31, 2000 and for its Fiscal Quarter ending March 31, 2001. All such financial statements, including the related notes, have been prepared in accordance with GAAP, except as expressly noted therein, and fairly present the combined financial position of the Penn Virginia Coal Business as at the dates thereof and the results and combined results of their operations and the changes in their financial position and in their combined financial position for the periods ended on such dates. There were no material liabilities of the Penn Virginia Coal Business, contingent or otherwise, not reflected in such financial statements. Except as has been fully disclosed in writing to the Lenders and the Agent prior to the date hereof (including the formation of the Borrower and the completion of the Transaction), there has been no Material Adverse Change in the business, condition or operations (financial or otherwise) of the Penn Virginia Coal Business since March 31, 2001.

3.7b  Pro Forma Financials. The Borrower has delivered to the Lenders and the
      --------------------
Agent (i) its unaudited pro forma balance sheet as of March 31, 2001 and giving effect to the Transaction and (ii) its five-year projections. Such pro forma balance sheet is complete and correct in all material respects and fairly presents the financial condition of the Borrower and its Subsidiaries, on a Consolidated basis, in all material respects, and has been prepared in accordance with GAAP (except that such financial statements do not contain all of the footnote disclosures required by GAAP). The Borrower and its Subsidiaries have no material liabilities, whether direct or indirect, fixed or contingent, and no liability for taxes, long-term leases or unusual forward or long-term commitments as of the date of such financial statements which are not reflected in such financial statements or in any notes thereto or in such projections.

3.8   Absence of Litigation. Except as set forth on Schedule 3.8 hereto, there
      ---------------------                         ------------
are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Borrower's knowledge, threatened against the Borrower or any Subsidiary or any of their respective properties, which could reasonably be expected to result in a Material Adverse Change, or which purport to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document.

3.9   Tax Returns and Payments. As of the date hereof, the Borrower and its
      ------------------------
Subsidiaries have filed all Federal and other material tax returns required by law to be filed and have paid all material taxes, material assessments and other material governmental charges levied upon the Borrower and its Subsidiaries taken as a whole, or any of the respective properties, assets, income or franchises of the Borrower and its Subsidiaries taken as a whole, which are due and payable, other than those currently payable or deferrable without penalty or interest or those which are being contested in good faith and by appropriate proceedings diligently conducted for which reserves in accord with GAAP have been provided. As of the date hereof, the charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of Federal, state and local income taxes for all fiscal periods are adequate, and the Borrower knows of no unpaid assessments for additional Federal, state or local income taxes for any such fiscal period or any basis therefor.

3.10  Pension Plans. Except as otherwise noted on Schedule 3.10, (i) each Plan
      -------------                               -------------
has been and will be maintained and funded, in all material respects, in accordance with its terms and with all provisions of ERISA and the Code applicable thereto; (ii) no Reportable Event has occurred and is continuing with respect to any Plan; (iii) no liability to PBGC has been incurred with respect to any Plan, other than for premiums due and payable; (iv) no Plan has been terminated, no proceedings have been instituted to terminate any Plan, and there exists no intent to terminate or institute proceedings to terminate any Plan, which has caused or would cause the Borrower or any ERISA Affiliate to incur any liability to the PBGC under Title IV of ERISA; (v) no withdrawal, either complete or partial, has occurred or commenced with respect to any multiemployer Plan, and there exists no intent to withdraw either completely or partially from any multiemployer Plan and (vi) the Borrower is not subject to any liability for unpaid penalties or taxes imposed under Section 502(i) of ERISA or Section 4975 of the Code and has not engaged in a prohibited transaction as defined in
Section 406 of ERISA and Section 4975 of the Code.

3.11  Fiscal Year. The Fiscal Year of the Borrower ends on December 31 of each
      -----------
year.

3.12  Condition of and Title to Assets. The Borrower and each of its
      --------------------------------
Subsidiaries has good title to its properties and assets except for Permitted Encumbrances and defects in title which, taken as a whole, are not material. None of the assets of the Borrower or any Subsidiary of the Borrower is subject to any Encumbrances except for Permitted Encumbrances. The

Borrower is the legal and beneficial owner of the Collateral free and clear of any Encumbrance, except for the Encumbrances created under the Pledge Agreement. All of material assets and properties of the Borrower and its Subsidiaries that are necessary for the operation of their respective businesses are in good working condition, ordinary wear and tear excepted, and are able to serve the functions for which they are currently being used.

3.13  Insurance. The Borrower and its Subsidiaries currently maintain insurance
      ---------
of such types and at least in such amounts as are customarily carried by, and insures against such risks as are customarily insured against by similar businesses similarly situated and owning, leasing and operating similar properties to those owned, leased and operated by the Borrower and its Subsidiaries. All of such insurance policies are valid and in full force and effect. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or to reduce the coverage provided thereby.

3.14  Labor and Employment Matters. Except as set forth on Schedule 3.14,
      ----------------------------                         -------------
neither the Borrower nor any Subsidiary of the Borrower is a party to any collective bargaining agreement.

3.15  Compliance with Applicable Laws. The Borrower and each Subsidiary (i) is
      -------------------------------
not in default with respect to any order, writ, injunction or decree of any court or of any Federal, state, municipal or other Governmental Authority and
(ii) is substantially complying with all applicable statutes and regulations of each Governmental Authority having jurisdiction over its activities; except for those orders, writs, injunctions, decrees, statutes and regulations, default under or non-compliance with which could not reasonably be expected to result in a Material Adverse Change.

3.16  Environmental Matters. Except as set forth on Schedule 3.16 hereto, the
      ---------------------                         -------------
Borrower and its Subsidiaries are in material compliance with all applicable Environmental Laws. Except for any of the following that could not reasonably be expected to result in a Material Adverse Change, there are no past, pending or, to the best of the Borrower's knowledge, threatened Environmental Claims of any material respect against the Borrower or its Subsidiaries or any of the property of the Borrower or any of its Subsidiaries, and there is no condition or occurrence on any property owned or leased by the Borrower or any of its Subsidiaries that could reasonably be anticipated (i) to form the basis of a material Environmental Claim against the Borrower, such Subsidiary or its properties or (ii) to cause any property owned or leased by the Borrower or any such Subsidiary to be subject to any material restrictions on its ownership, occupancy or transferability under any applicable Environmental Law.

3.17  Governmental Approval. No order, authorization, consent, license,
      ---------------------
validation or approval of, or notice to, filing, recording, or registration with, any Governmental Authority, or exemption by any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Agreement, the Notes or any other Loan Document, (ii) the legality, binding effect or enforceability of this Agreement, the Notes or any other Loan Document, (iii) the grant by the Borrower of the Encumbrances granted by it pursuant to the Pledge Agreement, (iv) except as required to comply with the requirements of the Uniform Commercial Code as adopted in Pennsylvania, the perfection or maintenance of the

Encumbrances created under the Pledge Agreement (including the first priority nature thereof), or (v) the consummation of the Transaction, which has not been duly obtained and which is not in full force and effect (other than those the failure to obtain which could not be reasonably be expected, individually or collectively, to result in a Material Adverse Change).

3.18  Regulations T, U and X. The Borrower is not engaged in the business of
      ----------------------
purchasing or selling Margin Stock or extending credit to others for the purpose of purchasing or carrying Margin Stock and no part of the proceeds of the Loans will be used to purchase or carry any Margin Stock or for any other purpose which would violate or be inconsistent with Regulations T, U or X.

3.19  Investment Company Act. The Borrower is not an "investment company", or a
      ----------------------
company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

3.20  Public Utility Holding Company Act. The Borrower is not a "holding
      ----------------------------------
company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

3.21  Senior Debt Status. On the Closing Date and on the date of each
      ------------------
Disbursement and the issuance of each Letter of Credit, all Bank Indebtedness outstanding under the Loan Documents will constitute senior Indebtedness of the Borrower and will rank at least pari passu in priority of payment with all other
                                ---- -----
Indebtedness owed by the Borrower from time to time, except Indebtedness of the Borrower which may be secured by Encumbrances permitted pursuant to Section 5.2.

3.22  Intellectual Property. The Borrower and each Subsidiary of the Borrower
      ---------------------
owns, is licensed or otherwise possesses the right to use all patents, patent rights, trademarks, trade names, service marks, copyrights, intellectual property, technology, know-how and processes necessary for the conduct of its business as currently conducted that are material to the condition (financial or otherwise), business or operations of the Borrower and its Subsidiaries.

3.23  Leases. All Leases in effect on the Closing Date are listed on Schedule
      ------                                                         --------
3.23 attached hereto. Each such Lease is in full force and effect and there is
----
no default thereunder and no event has occurred or is occurring which after notice or lapse of time or both will result in such default. There is no consent or approval required under any Lease with respect to this Agreement or the consummation of the Transaction which has not been obtained.

3.24  Solvency. On the Closing Date, and as of the date of each advance of a
      --------
Loan or the issuance, renewal or extension of any Letter of Credit, as the case may be, and after giving effect to such advance or the issuance, renewal or extension of a Letter of Credit, and after giving effect to the consummation of the transactions contemplated by this Agreement (including the Transaction), the Borrower is, and will be (individually and together with its Subsidiaries), Solvent.

3.25 Tax Treatment. The Borrower will be treated as a partnership for federal
     -------------
income tax purposes.

3.26 Collateral. All filings and other actions necessary or desirable to perfect
     ----------
and protect the security interest in the Collateral created under the Pledge Agreement have been duly made or taken and are in full force and effect, and the Pledge Agreement creates in favor of the Agent for the benefit of the Lenders a valid, and, together with such filings and other actions, perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

3.27 Disclosure. Neither this Agreement nor any other document, certificate or
      ---------
statement furnished to the Lenders or the Agent by or on behalf of any Loan Party pursuant to this Agreement contains any untrue statement of a material fact. There is no fact known to any Loan Party which could reasonably be expected to result in a Material Adverse Change that has not been set forth in this Agreement or in the other documents, certificates and statements (financial or otherwise) furnished to the Lenders or the Agent or otherwise disclosed in writing to the Lenders or the Agent by or on behalf of any Loan Party prior to or on the date hereof.

ARTICLE IV. AFFIRMATIVE COVENANTS.

     From the date hereof and thereafter until the termination of the Commitments and until all of the Bank Indebtedness is paid in full, the Borrower agrees that:

4.1  Use of Proceeds. (i) The proceeds of the General Revolving Loans will be
     ---------------
used by the Borrower solely for general corporate or partnership purposes of the Borrower and its Subsidiaries, including for working capital, capital expenditures, refinancing existing Indebtedness and for Permitted Acquisitions, but will not be used to fund any Restricted Payment. (ii) The proceeds of the Distribution Loans will be used by the Borrower solely for (a) working capital purposes of the Borrower and its Subsidiaries and (b) funding Quarterly Distributions to the extent permitted by Section 5.1. (iii) The Letters of Credit will be used for general business purposes in the ordinary course of business or for such other purposes as may be approved by the Required Lenders.
(iv) The proceeds of the Term Loans will be used by the Borrower solely to purchase Qualifying Securities to be liquidated with the consent of the Lenders in accordance with Section 2.14 above solely for the purpose of (x) funding capital expenditures of the Borrower and its Subsidiaries, (y) funding Permitted Acquisitions, and (z) repaying or prepaying the Term Loans.

4.2  Furnishing Information. The Borrower shall:
     ----------------------

      (i) deliver to the Agent (with copies for each Lender which Agent shall distribute) within sixty (60) days after the end of each of the first three (3) Fiscal Quarters in each Fiscal Year of the Borrower, the Borrower's Form 10Q filed with the Securities and Exchange Commission together with (A) consolidated balance sheet as at the end of such period for the Borrower and its Subsidiaries, (B) consolidated statements of income for such period for the Borrower and its Subsidiaries and, in the case of the second and third quarterly periods, for the period from the beginning of the current Fiscal Year to the end of such quarterly period, and (C) consolidated statements of cash flow for such period for the Borrower and its Subsidiaries and, in the case of the second and third quarterly periods, for the period from the beginning of the current Fiscal Year to the end of such quarterly period; and each such statement shall set forth, in comparative form, corresponding figures for the corresponding period in the immediately preceding Fiscal Year; and all such statements shall be prepared in reasonable detail in accordance with GAAP and certified, subject to changes resulting from year-end adjustments and the absence of footnotes, by the chief financial officer or treasurer of the Borrower;

          (ii) deliver to the Agent (with copies for each Lender which Agent shall distribute) within one hundred twenty (120) days after the end of each Fiscal Year of the Borrower, the Borrower's Form 10K filed with the Securities and Exchange Commission together with (A) consolidated balance sheets as at the end of such year for the Borrower and its Subsidiaries,
     (B) consolidated statements of income for such year for the Borrower and its Subsidiaries, (C) consolidated statements of cash flow for such year for the Borrower and its Subsidiaries, and (D) consolidated statements of owners' equity for such year for the Borrower and its Subsidiaries; and each such statement shall set forth, in comparative form, corresponding figures for the immediately preceding Fiscal Year; and all such financial statements shall present fairly in all material respects the financial position of the Borrower and its consolidated Subsidiaries, as at the dates indicated and the results of its operations and its cash flow for the periods indicated, in conformity with GAAP; and the Borrower shall cause each of the consolidated financial statements described in the foregoing clauses (A) through (D) to be certified without limitation as to scope or material qualification by independent certified public accountants acceptable to the Agent;

          (iii) deliver to the Agent (with copies for each Lender which Agent shall distribute), together with each delivery of financial statements pursuant to items (i) and (ii) above, a Compliance Certificate of the Borrower substantially in the form of Exhibit "D" hereto, properly
                                           -----------
     completed and signed by an Authorized Officer of the Borrower, (A) stating
     (1) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his supervision, a review of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during such accounting period, and (2) that the Borrower does not have knowledge of the existence, as at the date of such Compliance Certificate, of any condition or event which constitutes an Event of Default or a Potential Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken or is taking or proposes to take with respect thereto, and (B) demonstrating in reasonable detail compliance as at the end of such accounting period with the covenants contained in
     Section 5.3 hereof;

          (iv) promptly give written notice to the Agent of any pending or, to the knowledge of the Borrower, overtly threatened claim in writing, litigation or threat of litigation which arises between the General Partner, the Borrower, or any of its

     Subsidiaries, and any other party or parties (including, without limitation, any Governmental Authority) which claim, litigation or threat of litigation, individually or in the aggregate, is reasonably likely to result in a Material Adverse Change, any such notice to be given not later than five (5) Business Days after the Borrower becomes aware of the occurrence of any such claim, litigation or threat of litigation and has ascertained it is reasonably likely to result in Material Adverse Change;

          (v) deliver to the Agent (with copies for each Lender which Agent shall distribute) promptly upon their becoming available, copies of all financial statements, reports, notices and information statements sent or made available generally by the Borrower to its security holders (including, without limitation, proxy materials) and copies of all other regular and periodic reports (including, without limitation, Form 8-K) filed by the Borrower with the Securities and Exchange Commission or any Governmental Authority succeeding to any of its functions, and of all press releases and other statements made available generally by the Borrower to the public concerning material developments in the business of the Borrower and any of its Subsidiaries taken as a whole;

          (vi) promptly after receipt thereof, by the Borrower or the administrator of any Plan, deliver to the Agent a copy of any notice from the PBGC that the PBGC is instituting Termination Proceedings if such Termination Proceedings could reasonably be expected to result in a Material Adverse Change;

          (vii) deliver to the Agent within sixty (60) days following the end of each Fiscal Quarter of the Borrower, a report of Available Cash (as defined in the MLP Agreement), cash reserves and other related items of the Borrower and its Subsidiaries in form and substance satisfactory to the Agent;

          (viii) promptly and in any event within thirty (30) days after the Borrower or the administrator of any Plan knows or has reason to know that any Reportable Event has occurred which would cause the PBGC to institute Termination Proceedings give notice thereof to the Agent if such Termination Proceedings could reasonably be expected to result in a Material Adverse Change;

          (ix) promptly, but not later than five (5) Business Days, after any officer obtains knowledge of the happening of any event which constitutes an Event of Default or a Potential Default, give written notice thereof to the Agent;

          (x) deliver to the Agent within one hundred twenty (120) days following the end of each Fiscal Year of the Borrower, an operational report in form and substance satisfactory to the Agent, showing (A) five-year projections, (B) tons of coal mined and sold by lessee, including actual tons mined and sold compared to the previous Fiscal Year and to budget, (C) royalty income by lessee, (D) timber harvested by property, including actual timber harvested compared to the previous Fiscal Year and to budget, (E) a coal reserve summary, and (F) a lease summary, including individual lease profiles and lease property maps (upon the reasonable request of the Agent);

          (xi) in the event the Borrower or any of its Subsidiaries gives to or receives notice from any Governmental Authority of any Contamination or receives any Environmental Claim from any Person, including any state agency responsible in whole or in part for environmental matters in the state in which its properties are located or the United States Environmental Protection Agency which in either case could reasonably be expected to result in a Material Adverse Change, then Borrower shall, within five (5) Business Days, give written notice of same to the Agent detailing non-privileged and non-confidential facts and circumstances giving rise to the Contamination or Environmental Claim. Such information is to be provided to allow the Agent and the Lenders to protect their interests hereunder and is not intended to create any obligation upon the Agent or any Lender with respect thereto;

          (xii) promptly after receipt thereof, deliver to the Agent copies of any statement or report regarding the rating of the Borrower's debt furnished by any rating agency to any Loan Party; and

          (xiii) promptly, deliver to the Lenders such other publicly available information and data with respect to the Borrower or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

4.3  Visitation. The Borrower will permit, and will cause each of its
     ----------
Subsidiaries to permit, the Lenders and the Lender's designated employees and agents to have access, from time to time, upon reasonable notice and during normal business hours at any reasonable time, to visit any of the properties of the Borrower or any such Subsidiary, to examine and make copies of any of its books of record and account and such reports and returns as the Borrower or any such Subsidiary may file with any Governmental Authority and discuss the Borrower's or any such Subsidiary's affairs and accounts with, and be advised about them, by any Authorized Officer.

4.4  Preservation of Existence; Qualification. At its own cost and expense, the
     ----------------------------------------
Borrower will do all things necessary to preserve and keep in full force and effect its and each of its Subsidiaries' corporate existence and qualification under the laws of their respective states of incorporation and each state where, due to the nature of their respective activities or the ownership of their respective properties, qualification to do business is required except where (i) the lack of corporate existence of a Subsidiary or (ii) the failure to be so qualified could not reasonably be expected to result in a Material Adverse Change or except as permitted by Sections 5.8 and 7.4.

4.5  Compliance with Laws and Contracts. The Borrower shall and shall cause each
     ----------------------------------
Subsidiary to comply with all applicable Governmental Rules and including, but not limited to, Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Change.

4.6  Payment of Taxes and Other Liabilities. The Borrower shall and shall cause
     --------------------------------------
each Subsidiary to promptly pay and discharge all obligations, accounts and liabilities to which it is subject or which are asserted against it and which obligations, accounts and liabilities are, to the Borrower and the Subsidiaries taken as a whole, material, including but not limited to all taxes, assessments and governmental charges and levies upon it or upon any of its income, profits, or property prior to the date on which penalties attach thereto; provided, however, that for purposes of this Agreement, neither the Borrower nor the relevant Subsidiary shall be required to pay any tax, assessment, charge or levy (i) the payment of which is being contested in good faith by appropriate and lawful proceedings diligently conducted and (ii) as to which the Borrower shall have set aside on its books reserves for such claims as are determined to be adequate pursuant to the accounting procedures employed by the Borrower, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which could reasonably be expected to result in a Material Adverse Change.

4.7   Insurance. The Borrower will keep and maintain, and cause each Subsidiary
      ---------
to keep and maintain, insurance with responsible insurance companies, on such of their respective properties, in such amounts and against such risks as is customarily maintained by similar businesses similarly situated and owning, leasing or operating similar properties. The Borrower may satisfy the requirements of the preceding sentence with self insurance and deductibles consistent with customary and prudent industry standards, all as reasonably satisfactory to the Agent. The Borrower will furnish to the Agent at the Closing and together with the annual reports delivered pursuant to Subsection 4.2(ii) hereof, a certificate of an Authorized Officer of the Borrower certifying that such insurance is in force, is adequate in nature and amount and complies with the Borrower's and each Subsidiary's obligations under this Section 4.7.

4.8   Maintenance of Properties. The Borrower shall and shall cause its
      -------------------------
Subsidiaries to maintain, preserve, protect and keep their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make all necessary and proper repairs, renewals and replacements so that their business carried on in connection therewith may be properly and advantageously conducted at all times, except where the failure to maintain, preserve, protect or keep such properties could not reasonably be expected to result in a Material Adverse Change.

4.9   Plans and Benefit Arrangement. The Borrower shall, and shall cause each
      -----------------------------
ERISA Affiliate to, comply with ERISA, the Code and all other applicable laws which are applicable to Plans, except where the failure to do so, alone or in conjunction with any other failure to do so, could not reasonably be expected to result in a Material Adverse Change.

4.10  Senior Debt Status. The Bank Indebtedness will rank at least pari passu in
      ------------------                                           ---- -----
priority of payment with all other Indebtedness of the Borrower, except Indebtedness of the Borrower which may be secured by Encumbrances permitted pursuant to Section 5.2.

4.11  Leases; Material Contracts. (i) The Borrower will perform and observe, or
      --------------------------
cause to be performed and observed, all of the covenants and conditions required to be performed by it or any of its Subsidiaries under each Lease, except where such failure could not reasonably be expected to result in a Material Adverse Change, without the prior written consent of the Required Lenders.

          (ii) The Borrower will promptly notify the Agent in writing of the receipt by the Borrower of any notice from any third party to the Borrower of any material default under, or the termination of, any Material Contract pursuant to the provisions of such Material Contract, and will promptly cause a copy of each such notice received by the Borrower from any third party to be delivered to the Agent.

          (iii) The Borrower will not, without the prior written consent of the Required Lenders, terminate, or surrender or suffer or permit any termination, or surrender of any Material Contract during the initial term thereof or any valid extension thereto, other than the termination of such Material Contract as of the result of the exhaustion of the coal reserves subject thereto as shown on the reports delivered to the Agent pursuant to Section 4.2(x), unless (a) such Material Contract is replaced within 30 days by a substitute contract on terms and conditions no less favorable to the Borrower in any material respect or (b) the failure to replace such Material Contract could not reasonably be expected to result in a Material Adverse Change.

4.12  Clean-Down Period. The Borrower will cause the aggregate outstanding
      -----------------
principal balance of Distribution Loans to be zero for a period of at least fifteen (15) consecutive days during each calendar year.

4.13  Environmental Indemnification. The Borrower shall defend and indemnify the
      -----------------------------
Agent and each Lender and hold them harmless from and against all loss, liability, damage, expense, claims, costs, fines, penalties, assessments (including interest on any of the foregoing) and reasonable attorneys' fees, suffered or incurred by the Agent or any Lender which arise, result from or in any way relate to a breach or violation by the Borrower or any Subsidiary of the Borrower of any applicable Environmental Law, either prior to or subsequent to the date hereof, including the assertion or imposition of any Encumbrance on the Borrower's or its Subsidiaries' assets, or which relate to or arise out of an Environmental Claim. The Borrower's obligations hereunder shall survive the termination of this Agreement and the repayment of the Bank Indebtedness.

ARTICLE V. NEGATIVE COVENANTS.

      From the date hereof and thereafter until the Commitments are terminated and until the Bank Indebtedness is paid in full, the Borrower agrees that:

5.1   Dividends, Etc. The Borrower will not declare or make any dividend payment
      --------------
or other distribution of assets, properties, cash, rights, obligations or securities on account of any partnership interests or units (whether general or limited) or other equity of the Borrower, or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries to do so) any partnership interests or units (whether general or limited) or other equity of the Borrower or any warrants, rights or options to acquire any such interests, now or hereafter outstanding (each of the foregoing being a "Restricted Payment"), except that, so long as no Event of Default or Potential Default shall have occurred and be continuing at such time or would result therefrom, the Borrower may declare, make or incur a liability to make Quarterly Distributions provided that (i) such Quarterly Distributions are made in accordance with the provisions of the MLP

Agreement, (ii) such Quarterly Distributions are made from Operating Surplus (as defined in the MLP Agreement), and (iii) the aggregate amount of Quarterly Distributions made with respect to any Fiscal Quarter shall not exceed Available Cash (as defined in the MLP Agreement) for such Fiscal Quarter.

5.2   Encumbrances. The Borrower will not create or suffer to exist, or permit
      ------------
any of its Subsidiaries to create or suffer to exist, any Encumbrance or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Indebtedness of any Person, other than (a) Encumbrances created under the Loan Documents including Encumbrances on the Qualifying Securities, (b) purchase money liens or purchase money security interests upon or in any property acquired or held by the Borrower or any Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property, so long as such indebtedness does not exceed 100% of the purchase price of such property, (c) Encumbrances existing on such property at the time of the acquisition of such property or the acquisition of such Subsidiary (other than any such Encumbrance created as a result of such acquisition), (d) Permitted Encumbrances, or (e) extensions or renewals of any Encumbrance described in clauses (b) through (d) above, provided, that (i) any such extension or renewal shall be limited to the
--------
property theretofore subject to such Encumbrance, (ii) the principal amount of the Indebtedness secured by such Encumbrance shall not be increased and (iii) the aggregate principal amount of Indebtedness secured by Encumbrances referred to in clauses (b) through (d) above shall not exceed $2,500,000 at any time outstanding (it being expressly agreed that any refinanced Indebtedness shall not be considered new Indebtedness hereunder).

5.3   Financial Covenants.
      -------------------

5.3a  Leverage Ratio. At no time shall the ratio of the Borrower's Consolidated
      --------------
Total Indebtedness to its Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, exceed 2.50 to 1.00.

5.3b  Interest Coverage Ratio. At no time shall the ratio of the Borrower's
      -----------------------
Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, to its Consolidated Interest Expense for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, be less than 4.00 to 1.00.

5.3c  Calculation of Consolidated EBITDA. For purposes of calculating
      ----------------------------------
Consolidated EBITDA of the Borrower and its Consolidated Subsidiaries for any period for the purposes of this Section 5.3 only, the earnings before interest,
                                            ----
taxes, depreciation and amortization calculated as set forth in the definition of "Consolidated EBITDA" above of any Person or assets acquired by the Borrower or its Consolidated Subsidiaries during such period shall be included on a pro
                                                                           ---
forma basis for such period as if such acquisition and the incurrence or
-----
assumption of any Indebtedness in connection therewith had occurred on the first day of such period and based upon the financial statements and other information delivered to the Agent pursuant to Section 5.4.

5.4   Acquisitions. The Borrower shall not, except as otherwise permitted or
      ------------
required in this Agreement, purchase or otherwise acquire, or permit any Subsidiary to purchase or acquire, any obligations or stock of, or any other interest in, or all or substantially all of the assets of, any Person whatsoever, other than (i) pursuant to a merger permitted under Section 5.8 below or (ii) other non-hostile acquisitions of the equity securities or assets of any domestic Person, provided that (a) immediately prior to and after giving
                        --------
effect to any such acquisition, no Event of Default or Potential Default shall have occurred or be continuing or will result therefrom, (b) such acquisition is consummated in accordance with applicable law, (c) if such acquisition is of equity securities of a Person, such Person complies with Section 2.15 above, and substantially all of the assets held by such Person are Permitted Assets, (d) if such acquisition is of assets, substantially all such assets are Permitted Assets, (e) the Borrower shall be in pro forma compliance with this Agreement and shall deliver to the Agent (A) a certificate which indicates pro forma compliance with the financial covenants set forth in Section 5.3, in each case after giving effect to such acquisition and (B) financial statements with respect to such Person or assets supporting the calculations set forth in such certificate and in form and substance satisfactory to the Agent, and (f) such acquired Person or assets shall not be subject to any material liabilities or Encumbrances except as permitted by this Agreement. A transaction meeting the requirements of clause (ii) above shall be referred to herein as a "Permitted Acquisition".

5.5   Indebtedness. The Borrower shall not and shall not permit its Subsidiaries
      ------------
to create, incur, assume or permit to exist or remain outstanding any Indebtedness, except for:

     (i)   the Indebtedness owed by the Loan Parties under the Loan Documents;

     (ii) Indebtedness of the Borrower and its Subsidiaries existing on the date hereof and listed on Schedule 5.5;
                          ------------

     (iii) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

     (iv) Indebtedness of the Borrower and its Subsidiaries secured by Encumbrances permitted under Section 5.2;

     (v) performance Guarantees entered into in the ordinary course of business with respect to the performance of any obligation of any Subsidiary of the Borrower; and

     (vi) other Indebtedness owed by the Borrower and its Subsidiaries in an aggregate principal amount not to exceed $2,500,000 at any one time outstanding.

5.6   Loans, Acquisitions and Investments. The Borrower and its Subsidiaries
      -----------------------------------
shall not at any time make any loan or advance to, or purchase or otherwise acquire any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or other equity interest in, or assets of, or any other investment or interest in, or make any capital contribution to, any other Person, or agree to or become liable to do any of the foregoing, except for:

      (a) trade credit extended on usual and customary terms in the ordinary course of business;

      (b) fixed assets, equipment or inventory acquired in the ordinary course of business;

      (c) loans and advances to employees to meet expenses incurred by such employees in the ordinary course of business, including without limitation relocation expenses;

      (d) Permitted Investments;

      (e) loans, advances and capital contributions by a Subsidiary of the Borrower to the Borrower or any of the Borrower's other Subsidiaries or loans, advances and capital contributions by the Borrower to any of its Subsidiaries; and

      (f) Permitted Acquisitions.

5.7   Sales of Assets. The Borrower shall not nor shall it permit any Subsidiary
      ---------------
to enter into any arrangement, direct or indirect, pursuant to which the Borrower or any Subsidiary shall sell or otherwise transfer or dispose of any property, real, personal or mixed, whether now owned or hereafter acquired, except (i) sales, transfers or dispositions in the ordinary course of business,
(ii) sales, transfers or dispositions not in the ordinary course of business provided that the aggregate proceeds of all such sales, transfers and dispositions permitted by this item (ii) shall not exceed, (A) from the date hereof during any period of twelve (12) consecutive months more than $1,000,000 and (B) during the term hereof more than $5,000,000, [and] (iii) sales of Qualifying Securities as permitted by this Agreement [and (iv) sales of wetlands credits].

5.8   Merger. The Borrower shall not merge or consolidate with any other Person
      ------
or permit any of its Subsidiaries to do so, except, so long as no Event of Default or Potential Default then exists or would result therefrom, (A) a merger or consolidation of any Subsidiary with or into any other Subsidiary or the Borrower or (B) a merger or consolidation constituting a Permitted Acquisition, provided that in any merger or consolidation involving the Borrower, the Borrower is the surviving entity.

5.9   Regulation T, U and X Compliance. The Borrower shall not and shall not
      --------------------------------
permit any Subsidiary to use the proceeds of a Loan to purchase or carry Margin Stock or otherwise act so as to cause any Lender, in extending credit hereunder, to be in contravention of Regulations T, U or X.

5.10  ERISA. The Borrower shall not and shall not permit any ERISA Affiliate to
      -----
permit any Plan to:

      (i) engage in any "prohibited transaction", as such term is defined in
  Section 406 of ERISA and Section 4975 of the Code;

          (ii) incur any "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not waived;

          (iii) be terminated in a manner which could result in liability to the PBGC under Title IV of ERISA or the imposition of a lien on the property of the Borrower or any ERISA Affiliate pursuant to Section 4068 of ERISA; or

          (iv) partially or completely withdraw from any Plan, which withdrawal shall subject the Borrower or any ERISA Affiliate to multiemployer withdrawal liability pursuant to Section 4201 of ERISA, if any such event could reasonably be expected to result in a Material Adverse Change.

5.11  No Limitation on Dividends and Distributions. The Borrower shall not
      --------------------------------------------
permit its Subsidiaries to enter into or otherwise be bound by any agreement not to pay dividends or make distributions to the Borrower, except as imposed by any Governmental Rule or Governmental Authority.

5.12  Negative Pledges. The Borrower shall not directly or indirectly enter into
      ----------------
or assume, or permit any Subsidiary to enter into or assume, any agreement (other than this Agreement) prohibiting the creation or assumption of any lien or Encumbrance upon any of the Borrower's or its Subsidiaries' properties, whether now owned or hereafter created or acquired, or otherwise prohibiting or restricting any transaction contemplated hereby; provided that the foregoing shall not apply to (i) restrictions and conditions imposed by any Governmental Rule or by any Loan Document, (ii) restrictions or conditions imposed by any agreement relating to secured Indebtedness or other obligations permitted by this Agreement but only to the extent such restriction or condition is limited to the specific assets subject to the permitted Encumbrance, or (iii) customary provisions in leases or other agreements restricting the assignment thereof.

5.13  Changes in Organizational Documents. Permit or suffer to exist any
      -----------------------------------
amendment or modification in any respect of the MLP Agreement or any other Loan Party's certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without (i) providing at least thirty (30) calendar days' prior written notice to the Agent and the Lenders and, (ii) in the event such change would be adverse to the interests of the Agent and the Lenders as determined by the Agent in its sole discretion, obtaining the prior written consent of the Required Lenders.

5.14  Change in Nature of Business. The Borrower shall not make, or permit any
      ----------------------------
of its Subsidiaries to make any material change in the nature of their businesses, taken as a whole, as carried on at the Closing Date.

ARTICLE VI.    CONDITIONS PRECEDENT TO DISBURSEMENTS AND
               ISSUANCE OF LETTERS OF CREDIT

6.1       All Disbursements. The obligation of the Lenders to make any
          -----------------
Disbursements hereunder, or of the Agent to issue, renew or extend any Letters of Credit hereunder, is subject to the performance by the Borrower of its obligations to be performed hereunder at or prior to the making of any such Disbursement or the issuance, renewal or extension of any such Letter of Credit, as the case may be, and to the satisfaction of each of the following conditions precedent:

6.1a      No Default. The Borrower shall have performed and complied, in all
          ----------
material respects, with all agreements and conditions herein required to be performed or complied with by it prior to any Disbursements or to the issuance, renewal or extension of any Letter of Credit, and, at the time of such Disbursements or such issuance, renewal or extension, no Potential Default or Event of Default shall exist.

6.1b      Representations Correct. The representations and warranties contained
          -----------------------
in Article III hereof and in the other Loan Documents shall be correct in all material respects (i) when made and (ii) at the time of each Disbursement or issuance, renewal or extension of a Letter of Credit except for such representations and warranties which relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such date).

6.1c      No Material Adverse Change. At the time of the making of any
          --------------------------
Disbursement or the issuance, renewal or extension of any Letter of Credit, no Material Adverse Change shall have occurred and be continuing.

6.1d      Loan Request/Application. The Borrower shall have complied (i) with
          ------------------------
the requirements of Section 2.1A, Section 2.1B or Section 2.2, as appropriate, with respect to a requested Disbursement, and (ii) with the requirements of
Section 2.6 with respect to the issuance of a Letter of Credit.

Each request for Disbursement and each request for the issuance, renewal or extension of a Letter of Credit shall constitute, as at the time made, a representation and warranty by the Borrower that the matters set forth in Subsections 6.1a, 6.1b and 6.1c above are true and correct.

6.2       Conditions Precedent to Initial Borrowings. The obligation of the
          ------------------------------------------
Lenders to make the initial Disbursements is subject to the satisfaction of each of the following conditions precedent in addition to the applicable conditions precedent set forth in Section 6.1 above:

          (i) Receipt by the Agent on behalf of each Lender of a counterpart original of this Agreement executed by the other Lenders and the Borrower.

          (ii) Receipt by the Agent on behalf of each Lender of a Revolving Credit Note, substantially in the form of Exhibit "A" attached hereto, made
                                               -----------
     payable to such Lender in the amount of such Lender's Revolving Credit Commitment and otherwise properly completed and executed by the Borrower.

          (iii) Receipt by the Agent on behalf of each Lender of a Term Note, substantially in the form of Exhibit "B" attached hereto, made payable to
                                  -----------
     such Lender in the amount of such Lender's Term Commitment and otherwise properly completed and executed by the Borrower.

          (iv) Receipt by the Agent of all schedules to this Agreement, in form and substance satisfactory to the Lenders.

          (v) Receipt by the Agent of a Guaranty Agreement duly executed by each Subsidiary of the Borrower.

          (vi) Receipt by the Agent of the Pledge Agreement duly executed by the Borrower, together with (a) evidence that the Qualifying Securities have been credited to the securities account described in the Pledge Agreement, (b) a control agreement with respect to such securities account, duly executed by the Borrower and the custodian of such securities account, together with any applicable UCC-1 financing statements, and (c) evidence that all action that the Agent may reasonably deem necessary or desirable in order to perfect and protect the first priority Encumbrances created under the Pledge Agreement have been taken.

          (vii) Receipt by the Agent of the following formation, governance or other documents for each Loan Party and the General Partner:

                (a) a copy of its partnership agreement, operating agreement, articles and/or certificate of incorporation, and other formation or governmental documents, certified as true and correct by secretary of the respective Loan Party or the General Partner, as the case may be;

                (b) good standing or subsistence certificates relating to each Loan Party and the General Partner executed by the Secretary of State of each state in which such Loan Party or the General Partner, as the case may be, conducts its business;

                (c) resolutions or other evidence of approval of the partners, board of directors or other governing body authorizing the execution of the Loan Documents and the performance by the Loan Parties pursuant thereto, certified by the secretary or other officer of the respective Loan Party (or, if applicable, of the respective Loan Party's general partner or managing member) as being true, correct, complete and in effect and in form and substance satisfactory to the Bank;

                (d) a copy of the by-laws (or equivalent documents), if any, and all amendments thereto, certified by the secretary or other officer of each Loan Party and the General Partner as being true, correct, complete and in effect; and

                 (e) an incumbency certificate for each Loan Party and the General Partner, showing the names of the Authorized Officers of each Loan Party and the General Partner, their titles and containing their true signatures.

          (viii) Receipt by the Agent of the certificate of the Borrower required pursuant to Section 4.7 of the Agreement.

          (ix) Receipt by the Agent of written instructions addressed to the Agent and executed by an Authorized Officer of the Borrower relating to the initial Disbursements.

          (x) Receipt by the Agent on behalf of each Lender of a signed favorable opinion of Vinson & Elkins L.L.P., counsel to the Borrower, dated as of the Closing Date and in form and substance satisfactory to Agent and its counsel as to the matters set forth on Exhibit "E" attached hereto.
                                                -----------

          (xi) Receipt by the Agent, for the benefit of each Lender and the Agent, a certificate of the Borrower, dated the Closing Date and signed by an Authorized Officer of the Borrower, regarding the satisfaction of the conditions set forth in Subsections 6.1a, 6.1b and 6.1c.

          (xii) Receipt by the Agent on its own behalf and on behalf of the Lenders all Fees due and payable on or prior to the Closing Date and all reimbursable expenses incurred on or prior to the Closing Date for which invoices (in reasonable detail) have been furnished to the Borrower.

          (xiii) The Lenders shall have received satisfactory evidence that (a) the Transaction has been completed, including without limitation the offering of the common units of the Borrower pursuant to the Transaction, and (b) the Borrower shall have received cash from the proceeds of such offering in an amount at least equal to $100,000,000, net of transaction costs associated with the Transaction.

          (xiv) Receipt by the Agent of true and correct copies of the Leases listed on Schedule 3.23 and satisfactory review thereof by the Agent and
               -------------
     its counsel.

ARTICLE VII.     DEFAULTS

          Each of the events or occurrences described in Sections 7.1 to and including 7.11 below shall constitute an "Event of Default" hereunder.

7.1       Payment Default. Default in the payment of (i) interest on any Loan,
          ---------------
any Fee, or any other amount due hereunder or under any other Loan Document, and continuance of any such nonpayment of such interest, Fee or other amount for five (5) Business Days, or (ii) principal of any Loan when due.

7.2       Nonpayment of Other Indebtedness. The Borrower or any Subsidiary shall
          --------------------------------
fail to pay any Indebtedness of the Borrower or such Subsidiary, as the case may be, other than the Bank Indebtedness, in an aggregate amount as to the Borrower and its Subsidiaries collectively of $1,000,000 or more, as and when the same shall become due, or the occurrence of any default under any agreement or instrument under or pursuant to which such Indebtedness is incurred or issued and continuance of such default beyond the period of grace, if any, allowed with respect thereto, if such default permits or causes the acceleration of such Indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend with respect thereto.

7.3       Insolvency.
          ----------

7.3a      Involuntary Proceedings. A proceeding shall have been instituted in a
          -----------------------
court having jurisdiction seeking a decree or order for relief in respect of the General Partner, the Borrower or any Subsidiary of the Borrower in an involuntary case under the Federal bankruptcy laws, or any other similar applicable Federal or state law, now or hereafter in effect, or for the appointment of a receiver, liquidator, trustee, sequestrator or similar official for the General Partner, the Borrower or any of its Subsidiaries or for a substantial part of its or their property, or for the winding up or liquidation of its or their affairs, and the same shall remain undismissed or unstayed and in effect for a period of sixty (60) days.

7.3b      Voluntary Proceedings. The General Partner, the Borrower or any
          ---------------------
Subsidiary of the Borrower shall institute proceedings to be adjudicated a voluntary bankrupt, or any of them shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Federal bankruptcy laws, or any other similar applicable Federal or state law now or hereinafter in effect, or shall consent to the filing of any such petition or shall consent to the appointment of a receiver, liquidator, trustee, sequestrator or similar official for the General Partner, the Borrower or any of its Subsidiaries or for a substantial part of its or their property, or shall make an assignment for the benefit of creditors, or shall admit in writing its or their inability to pay its or their debts generally as they become due, or corporate action shall be taken by the General Partner, the Borrower or any of its Subsidiaries in furtherance of any of the aforesaid purposes.

7.4       Termination of Existence. The Borrower, the General Partner or any
          ------------------------
Subsidiary of the Borrower shall terminate its existence or cease to exist (i) except by reason of a permitted merger or liquidation of a Subsidiary into or a consolidation of a Subsidiary with the Borrower or another Subsidiary of the Borrower, or (ii) except where a Subsidiary's termination or cessation of its existence could not reasonably be expected to result in a Material Adverse Change.

7.5       Failure to Comply with Loan Documents
          -------------------------------------

7.5a      Failure to Comply with Article V Covenants and Certain Article IV
          -----------------------------------------------------------------
Covenants. The Borrower shall default in the observance or performance of
---------
Section 4.3, Section 4.4, Section 4.10 or of any covenant contained in Article
V.

7.5b      Failure to Comply with Other Covenants and Loan Documents. Any Loan
          ---------------------------------------------------------
Party shall default in the due performance or observance of any other covenant, condition or provision set forth herein or in any of the other Loan Documents to which it is a party and such default shall not be remedied (i) with respect to any default under Section 4.2(ix) hereunder for a period of ten (10) days; and
(ii) with respect to any other such default for a period of thirty (30) days after such default is known to any Authorized Officer of the Borrower or notice thereof has been given to the Borrower by the Agent.

7.6       Misrepresentation. Any representation or warranty made by any Loan
          -----------------
Party herein or in any other Loan Document proves to have been untrue in any material respect as of the date when made, or any certificate or other document furnished by the Borrower or any other Loan Party to the Agent or any Lender pursuant to the provisions hereof proves to have been untrue in any material respect on the date as of which the facts set forth therein are stated or certified.

7.7       Adverse Judgments, Etc. Entry or filing of any one or more judgments,
          ----------------------
writs or warrants of attachment or of any similar process in an aggregate amount, as to the Borrower and its Subsidiaries collectively, of $1,000,000 or more in excess of any third-party insurance protecting against such liability against the Borrower and its Subsidiaries or against any of their respective properties and failure of the Borrower or its Subsidiaries to vacate, pay, bond, stay or contest in good faith such judgments, writs, warrants of attachment or other process within a period of thirty (30) days.

7.8       Invalidity or Unenforceability. This Agreement, the Notes or any other
          ------------------------------
Loan Document ceases to be valid and binding on any Loan Party in any material respect or is declared null and void in any material respect, or the validity or enforceability thereof is contested by any Loan Party or any Loan Party denies it has any or further liability under this Agreement, any Note or under the other Loan Documents to which it is a party.

7.9       ERISA. (i) A trustee shall be appointed by a court of competent
          -----
jurisdiction to administer any Plan of the Borrower or any ERISA Affiliate; (ii) the PBGC shall terminate any Plan of the Borrower or any ERISA Affiliate or appoint a trustee to administer any such Plan; or (iii) the Borrower or any ERISA Affiliate shall incur any liability to the PBGC in connection with any Plan, which, in any such case of clauses (i), (ii) or (iii), could reasonably be expected to result in a Material Adverse Change.

7.10      Change in Control. Any Change in Control shall occur.
          -----------------

7.11      Collateral. The Pledge Agreement shall for any reason (other than
          ----------
pursuant to the terms hereof or thereof) be declared void or unenforceable for any reason or cease to constitute, grant and/or convey a valid and perfected first priority Encumbrance on the Collateral purported to be covered thereby; or the Collateral shall for any reason no longer be impressed with a first priority Encumbrance in favor of the Agent to secure the Term Loan except as otherwise released pursuant to Section 2.14 hereof.

7.12      Consequences of an Event of Default. If one or more of the Events of
          -----------------------------------
Default occur then (a) if such Event of Default is set forth in Sections 7.3 or 7.4, the Commitments shall automatically terminate and the Notes then outstanding shall become immediately due and payable, without necessity of demand, presentation, protest, notice of dishonor or notice of default, and the Agent shall be under no further obligation to issue, renew, extend or amend Letters of Credit hereunder; or (b) if such Event of Default is set forth in any of the remaining Sections of this Article VII, then the Agent, at the request of the Required Lenders, and without notice to the Borrower, shall declare the Borrower in default hereunder, and upon such declaration, shall, at the request of the Required Lenders, terminate the Commitments and/or terminate the obligation of the Agent to issue, renew, extend or amend Letters of Credit and/or declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid Fees and all other Bank Indebtedness immediately due and payable, without necessity of any further demand, presentation, protest, notice of dishonor or further notice of default, whereupon such amounts shall be immediately due and payable.

7.13      Remedies Upon Default. Upon the termination of the Commitments and the
          ---------------------
obligation to issue Letters of Credit and the acceleration of the Notes and the other Bank Indebtedness following the occurrence of an Event of Default, the Lenders shall, unless such termination and acceleration subsequently have been rescinded, have the full panoply of rights and remedies granted to them under this Agreement and the other Loan Documents and all those rights and remedies granted by law to creditors, and the Agent, at the direction of the Required Lenders, shall proceed to protect and enforce the Lenders' rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, in the Notes or in any of the other Loan Documents, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. No right, power or remedy conferred by this Agreement, in the Notes, or by any other Loan Document, upon the Agent or the Lenders shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. No exercise of any one right or remedy shall be deemed a waiver of other rights or remedies. The rights and remedies of the Agent and the Lenders specified herein are for the sole and exclusive benefit, use and protection of the Agent and the Lenders, and the Agent and the Lenders shall be entitled, but shall have no duty or obligation, to exercise or to refrain from exercising any right or remedy reserved to the Agent or the Lenders hereunder.

7.14      Cash Collateral. Upon the occurrence of any Event of Default described
          ---------------
in Sections 7.3 or 7.4 or upon the declaration by the Required Lenders of any other Event of Default and the termination of the Commitments, the obligation of the Agent to issue or amend Letters of Credit shall terminate, and an amount equal to the maximum amount which may at any time be drawn under the Letters of Credit then outstanding (whether or not any beneficiary of such Letters of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower; provided that the foregoing shall not affect in any way
                        --------
the obligations of the Lenders to purchase from the Agent participations in the unreimbursed amount of any drawings under the Letters of Credit issued by it as provided in Subsection 2.6d. So long as the Letters of Credit shall remain outstanding, any amounts declared due pursuant to this Section 7.14 with respect to the outstanding Letters of Credit when received by the Agent shall be deposited and held by the Agent in an interest bearing account denominated in the name of the Agent for the benefit of the Agent and the Lenders over which the Agent shall have sole dominion and control of withdrawals (the "Cash Collateral Account") as cash collateral for the obligation of the Borrower to reimburse the Agent in the event of any drawing under the Letters of Credit and upon any drawing under such Letters of Credit in respect of which the Agent has deposited in the Cash Collateral Account any amounts declared due pursuant to this Section 7.14, the Agent shall apply such amounts held by the Agent to reimburse the Agent for the amount of such drawing. In the event that any Letter of Credit in respect of which the Agent has deposited in the Cash Collateral Account any amounts described above is cancelled or expires or in the event of any reduction in the maximum amount available at any time for drawing under any of the Letters of Credit outstanding, the Agent shall apply the amount then in the Cash Collateral Account designated to reimburse the Agent for any drawings under the Letters of Credit issued by it less the maximum amount available at any time for drawing under the Letters of Credit remaining outstanding immediately after such cancellation, expiration or reduction, if any, to the payment in full of the outstanding Bank Indebtedness, and second, to the payment of any excess, to the Borrower.

ARTICLE VIII. AGREEMENT AMONG LENDERS.

8.1       Appointment and Grant of Authority. Each of the Lenders hereby
          ----------------------------------
appoints PNC Bank, National Association, and PNC Bank, National Association hereby agrees to act as, the Agent under this Agreement, the Notes and the other Loan Documents. As such Agent, PNC Bank, National Association shall have and may exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Agent, by the terms hereto or thereof, together with such other powers as are incidental thereto. Without limiting the foregoing, the Agent, on behalf of the Lenders, is authorized to execute all of the Loan Documents (other than this Agreement), to accept all of the Loan Documents and all other agreements, documents or instruments reasonably required to carry out the intent of the parties to this Agreement, to release any Guarantor from its obligations under its Guaranty Agreement in the event of the disposition of such Guarantor as permitted in this Agreement and to release any Qualifying Securities or other Collateral from the Encumbrance granted pursuant to the Pledge Agreement as required by and in accordance with the provisions of this Agreement and the Pledge Agreement.

8.2       Delegation of Duties. The Agent may perform any of its duties
          --------------------
hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of duties as the Agent hereunder) and, subject to Sections 8.7 and 9.2 hereof, shall be entitled to engage and pay for the advice or services of any attorneys, accountants, or other experts concerning all matters pertaining to duties hereunder and to rely upon any advice so obtained.

8.3       Reliance by Agent on Lenders for Funding. Unless the Agent shall have
          ----------------------------------------
received notice from a Lender prior to any Borrowing Date that such Lender will not make available to the Agent such Lender's portion of net disbursements of Loans, the Agent may assume that such Lender has made such portion available to the Agent and the Agent may, in reliance upon such assumption, make Loans to the Borrower. If and to the extent that such Lender has not made such portion available to the Agent on or prior to any Borrowing Date, such Lender and the Borrower severally agree to repay to the Agent immediately upon demand, in immediately available funds, such unpaid amount, together with interest thereon for each day from the applicable Borrowing Date until such amount is repaid to the Agent, at (i) in the case of the Borrower, at the rate of interest then in effect for such Loan and (ii) in the case of such Lender, at the Federal Funds Effective Rate. If such Lender shall repay to the Agent such corresponding amount, such amount shall constitute a Loan made by such Lender for purposes of this Agreement. The failure by any Lender to pay its portion of a Loan made by the Agent shall not relieve any other Lender of the obligation to pay its portion of net disbursements of Loans on any Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make its net share of Loans to be made by such other Lender on such Borrowing Date.

8.4       Non-Reliance on Agent. Each Lender agrees that it has, independently
          ---------------------
and without reliance on the Agent, based on such documents and information as it has deemed appropriate, made its own credit analysis and evaluation of the Borrower and its operations and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. Except as otherwise provided herein, the Agent shall have no duty to keep the Lenders informed as to the performance or observance by the Borrower of this Agreement or any other Loan Document or to inspect the properties or books of the Borrower. The Agent, in the absence of gross negligence or willful misconduct, shall not be liable to any Lender for its failure to relay or furnish to the Lender any information.

8.5       Responsibility of Agent and Other Matters.
          -----------------------------------------

8.5a      Ministerial Nature of Duties. As among the Lenders and the Agent, the
          ----------------------------
Agent shall have no duties or responsibilities except those expressly set forth in this Agreement, the Notes or in the other Loan Documents, and those duties and responsibilities shall be subject to the limitations and qualifications set forth in this Article VIII. The duties of the Agent shall be ministerial and administrative in nature.

8.5b      Limitation of Liability. As among the Lenders and the Agent, neither
          -----------------------
the Agent nor any of its directors, officers, employees or agents shall be liable for any action taken or omitted (whether or not such action taken or omitted is within or without the Agent's responsibilities and duties expressly set forth in this Agreement) under or in connection with this Agreement or any other instrument or document in connection herewith except for gross negligence or willful misconduct. Without limiting the foregoing, neither the Agent nor any of its directors, officers or employees shall be responsible for, or have any duty to examine (i) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of (A) this Agreement, the Notes or any of the other Loan Documents or (B) any other document or instrument furnished pursuant to or in connection with this Agreement, (ii) the perfection or priority of any Encumbrance created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto, (iii) the collectibility of any amounts owed by the Borrower to the Lenders, (iv) the truthfulness of any recitals, statements, representations or warranties made to the Agent or the Lenders in connection with this Agreement, (v) any failure of any party to this Agreement to receive any communication sent, including any telegram, teletype, facsimile transmission or telephone message or any writing, application, notice, report, statement, certificate, resolution, request, order, consent letter or other instrument or paper or communication entrusted to the mails or to a delivery service, or (vi) the assets, liabilities, financial condition, results of operations or business, or creditworthiness of the Borrower.

8.5c      Reliance. The Agent shall be entitled to act, and shall be fully
          --------
protected in acting upon, any telegram, teletype, facsimile transmission or any writing, application, notice, report, statement, certificate, resolution, request, order, consent, letter or other instrument, paper or communication believed by the Agent in good faith to be genuine and correct and to have been signed or sent or made by a proper Person. The Agent may consult counsel and shall be entitled to act, and shall be fully protected in any action taken in good faith, in accordance with advice given by counsel. The Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care. The Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the other Loan Documents on the part of the Borrower or any other party thereto.

8.6       Actions in Discretion of Agent; Instructions from the Lenders. The
          -------------------------------------------------------------
Agent agrees, upon the written request of the Required Lenders, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein or under any Loan Documents, provided that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable law. In the absence of a request by the Required Lenders, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Lenders or all of the Lenders. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Lenders, subject to Subsection 8.5b hereof. Subject to the provisions of Subsection 8.5b, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

8.7       Indemnification. To the extent the Borrower does not reimburse and
          ---------------
save harmless the Agent according to the terms hereof for and from all costs, expenses and disbursements in connection herewith, such costs, expenses and disbursements shall be borne by the Lenders ratably in accordance with their respective Commitment Percentages. Each Lender hereby agrees on such basis (i) to reimburse the Agent for such Lender's pro rata share of all such reasonable costs, expenses and disbursements on request and (ii) to the extent of each such Lender's pro rata share, to indemnify and save harmless the Agent against and from any and all losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, other than as a consequence of gross negligence or willful misconduct on the part of the Agent, arising out of or in connection with (i) this Agreement, the Notes, the other Loan Documents or any other agreement, instrument or document executed or delivered in con-nection herewith or therewith, or (ii) any action taken at the request of the Required Lenders or all of the Lenders hereunder, as the case may be, including without limitation the reasonable costs, expenses and disbursements in connection with defending themselves against any claim or liability, or answering any subpoena or other process related to the exercise or performance of any of their powers or duties under this Agreement, the other Loan Documents, or any of the other agreements, instruments or documents executed or delivered in connection herewith or the taking or refraining from any action under or in connection with any of the foregoing.

8.8       Agent's Rights as a Lender. With respect to the Commitment of the
          --------------------------
Agent as a Lender hereunder, and any Loans of the Agent under this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto and any other amounts due to the Agent under this Agreement, the Agent shall have the same rights and powers, duties and obligations under this Agreement, the Notes, the other Loan Documents or other agreement, instrument or document as any Lender and may exercise such rights and powers and shall perform such duties and fulfill such obligations as though it were not the Agent. The Agent and its affiliates may accept deposits from, lend money to, issue letters of credit for the account of, and generally engage, and continue to engage, in any kind of business with the Borrower as if it were not the Agent.

8.9       Payment to Lenders. Except as otherwise set forth in Section 8.3
          ------------------
hereof, promptly after receipt from the Borrower of any principal repayment of the Loans, interest due on the Loans, any Fees or any other amounts owing to the Lenders or other amounts due under any of the Loan Documents (except for such amounts which are payable for the sole account of any Lender or the Agent), the Agent shall distribute to each Lender that Lender's share of the funds so received.

8.10      Pro Rata Sharing. Except as otherwise set forth in Section 8.3 hereof,
          ----------------
all interest and principal payments on the Loans, and all payments of the Commitment Fee and the Letter of Credit Fee are to be divided pro rata among the Lenders in proportion to the Loans outstanding from each Lender or, if no such Loans are then outstanding, in accordance with their respective Commitment Percentages. Any sums obtained from the Borrower by any Lender by reason of the exercise of its rights of set-off, banker's lien or in collection shall be shared (net of costs) pro rata among the Lenders on the basis of the principal amount of Loans outstanding. Nothing in this Section 8.10 shall be deemed to require the sharing among the Lenders of collections specifically relating to, or of the proceeds of any collateral securing, any other Indebtedness of the Borrower to any Lender.

8.11      Successor Agent.
          ---------------

8.11a     Resignation of Agent. The Agent may resign as Agent hereunder by
          --------------------
giving thirty (30) days' prior written notice to the Lenders and the Borrower. If such notice shall be given, the Lenders shall appoint a successor agent for the Lenders, during such thirty (30) day period, which successor agent shall be reasonably satisfactory to the Borrower, to serve as agent hereunder and under the several Loan Documents. If at the end of such thirty (30) day period, the Lenders have not appointed such a successor, the Agent shall use reasonable commercial efforts to procure a successor reasonably satisfactory to the Lenders and the Borrower, to serve as agent for the Lenders hereunder and under the several Loan Documents. Any such successor agent shall succeed to the rights, powers and duties of the Agent.

8.11b     Rights of the Former Agent. Upon the appointment of such successor
          --------------------------
agent or upon the expiration of such thirty (30) day period (or any longer period to which the Agent has agreed), the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement except for the execution and filing or recording of such financing statements or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may reasonably request, in order to continue the perfection of the Encumbrances granted or purported to be granted by the Pledge Agreement. After any retiring Agent's resignation hereunder as Agent hereunder, the provisions of this Article VIII shall inure to the benefit of such retiring Agent as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

8.12      Notice of Default. The Agent shall not be deemed to have knowledge or
          -----------------
notice of the occurrence of an Event of Default unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default".

8.13      Notices. The Agent shall promptly send to each Lender a copy of all
          -------
notices received from any Loan Party pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Agent shall promptly notify the Borrower and the other Lenders of each change in the Base Rate and the effective date thereof.

8.14      Holders of Notes. The Agent may deem and treat any payee of any Note
          ----------------
as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been recorded in the Register as contemplated by Section 9.6. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

8.15      Calculations. In the absence of gross negligence or willful
          ------------
misconduct, the Agent shall not be liable for any error in computing the amount payable to any Lender whether in respect of the Loans, Fees or any other amounts due to the Lenders under this Agreement or any other Loan Documents. In the event an error in computing any amount payable to any Lender is made, the Agent, the Borrower and each affected Person shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

8.16      Beneficiaries. Except as expressly provided herein, the provisions of
          -------------
this Article VIII are solely for the benefit of the Agent and the Lenders, and the Borrower shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower.

ARTICLE IX. GENERAL PROVISIONS

9.1       Amendments and Waivers. Subject to the remaining provisions of this
          ----------------------
Section 9.1, the Agent, the Lenders and the Borrower may, from time to time, enter into amendments, extensions, renewals, modifications, supplements and replacements to and of this Agreement, the Notes or the other Loan Documents and the Lenders or the Required Lenders, as the case may be, may, from time to time, waive compliance with a provision thereof. No amendment, extension, renewal, modification, supplement, replacement, waiver or consent of any provision of the Agreement, the Notes or the other Loan Documents or consent to any departure therefrom by the Borrower or any Guarantor shall be effective unless it is in writing and is signed by the Required Lenders (or the Agent with the written consent of the Required Lenders), and then such waiver or consent shall be effective only for the specific instance and for the specific purpose for which it is given; provided, however, that no amendment, extension, renewal,
             --------
modification, supplement, replacement, waiver or consent, unless in writing and signed by all of the Lenders (or the Agent with the written consent of all of the Lenders), shall do any of the following:

          (A) increase the Commitment of any Lender or subject any Lender to any additional obligations hereunder;

          (B) except for changes permitted by Sections 2.7 or 2.10 hereof or changes made pursuant to an Assignment and Assumption Agreement, change any Lender's Commitment Percentage or the aggregate or individual unpaid principal amount of any Lender's Note, or forgive the payment of the principal or interest payable on any Lender's Note;

          (C) waive an Event of Default in the payment of principal and/or interest due hereunder and under any of the Notes;

          (D) decrease the interest rate relating to the Loans;

          (E) postpone any date fixed for any payment of principal of or interest on the Loans, the Commitment Fee, the Letter of Credit Fee, or any other obligations of the Borrower set forth in Article II;

          (F) reduce the Commitment Fee or the Letter of Credit Fee;

          (G) amend the definition of the term "Required Lenders" or amend or waive the provisions of this Section 9.1; or

          (H) except as specifically provided in Section 2.14 hereof, release all or any portion of the Collateral from the Encumbrance granted or purported to be granted under the Pledge Agreement, permit the creation or incurrence of any Encumbrance on the Collateral to secure any obligations other than obligations owing to the Lenders under the Loan Documents, or amend or waive the provisions of Section 2.14 hereof.

Any such amendment, extension, renewal, modification, supplement, replacement, waiver or consent shall apply equally to the Borrower and each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the Lenders and the Agent shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

9.2       Expenses. The Borrower shall pay:
          --------

          (i) All reasonable costs and expenses of the Agent (including without limitation the reasonable fees and disbursements of the Agent's special counsel, Tucker Arensberg, P.C.), incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and any and all other documents and instruments prepared in connection herewith, including but not limited to all amendments, extensions, modifications, replacements, waivers, consents and other documents and instruments prepared or entered into from time to time; and

          (ii) All reasonable costs and expenses of the Agent and the Lenders (including without limitation the reasonable fees and disbursements of the Agent's and the Lenders' counsels, which may be in house counsel) in connection with (A) the enforcement of this Agreement and the other Loan Documents arising pursuant to a breach by the Borrower of any of the terms, conditions, representations, warranties or covenants of any Loan Document to which it is a party, and (B) defending or prosecuting any actions, suits or proceedings relating to any of the Loan Documents.

All of such costs and expenses shall be payable by the Borrower to the Lenders or the Agent, as the case may be, upon demand or as otherwise agreed upon by the Lenders or the Agent and the Borrower, and shall constitute Bank Indebtedness under this Agreement. The Borrower further agrees to pay, and save the Agent and the Lenders harmless from any and all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement or the issuance of the Notes or of any Letters of Credit. The Borrower's obligation to pay such costs and expenses shall survive the termination of this Agreement and the repayment of the Bank Indebtedness.

9.3       Notices. Any notice, request, demand, direction or other communication
          -------
(for purposes of this Section 9.3 only, a "Notice") to be given to or made upon any party hereto or any other Loan Document under any provision of this Agreement or any other Loan Document shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 9.3) in accordance with this Section 9.3. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth below or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 9.3. Any Notice shall be effective:

          (i)   In the case of hand-delivery, when delivered;

          (ii) If given by mail, four days after such Notice is deposited with the United States Postal Service, certified or registered mail postage prepaid, return receipt requested;

          (iii) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or an overnight courier delivery of a confirmatory Notice (received before the close of business on such next Business Day);

          (iv) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

          (v)   In the case of electronic transmission, when actually received;

          (vi) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 9.3; and

          (vii) If given by any other means (including by overnight courier), when actually received.

Any Lender giving a Notice to the Borrower shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Lenders of its receipt of such Notice.

9.3a      Notice to the Borrower.
          ----------------------

          Penn Virginia Resource Partners, L.P.
          100 Matsonford Road, Suite 200
          Radnor, Pennsylvania 19087
          Attention:    Frank Pici
          Telecopier:   (610) 687-3688
          Telephone:    (610) 687-8900

9.3b      Notice to the Agent.
          -------------------

          PNC Bank, National Association
          Agency Services
          One PNC Plaza - 22nd Floor
          249 Fifth Avenue
          Pittsburgh, Pennsylvania 15222-2707
          Attention:    Lisa Pierce
          Telephone     (412) 762-6442
          Telecopier:   (412) 762-8672

          with a copy to:

          PNC Bank, National Association
          Energy, Metals and Mining Group
          One PNC Plaza, 3rd Floor
          249 Fifth Avenue
          Pittsburgh, Pennsylvania 15222-2707
          Attention:    Christopher Moravec
                        Senior Vice President
          Telephone:    (412) 762-2540
          Telecopier:   (412) 705-3232

9.3c      Notice to the Lenders. All notices required to be delivered to the
          ---------------------
Lenders pursuant to this Agreement shall be sent to the addresses set forth on the signature pages of the Agreement or such Lender's signature page to the Assignment and Assumption Agreement executed by it as a Purchasing Lender.

9.4       Tax Withholding. Each Lender or assignee or Participant of a Lender
          ---------------
that is not incorporated under the laws of the United States of America or a state thereof (and, upon the written request of the Agent, each other Lender or assignee or Participant or a Lender) agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed appropriate valid Withholding Certificates (as defined under (S)1.1441-1(c)(16) of the Income Tax Regulations (the "Regulations")) certifying its status (i.e., United States or foreign person) and, if appropriate, making a claim of reduced, or exemption from, United States withholding tax on the basis of an income tax treaty or an exemption provided by the Internal Revenue Code (the "Code"). Such delivery may be made by electronic transmission as described in (S)1.1441-1(e)(4)(iv) of the Regulations if the Agent establishes an electronic delivery system. The term "Withholding Certificate" means a Form W-9; a Form W-8BEN; a Form W-8ECI; a Form W-81MY and the related statements and certifications as required under
(S)1.1441-1(e)(3) of the Regulations; a statement described in (S)1.871-14(c)(2)(v) of the Regulations; or any other certificates under the Code or Regulations that certify or establish the status of a payee or beneficial owner as a United States or foreign person. Each Lender, assignee or Participant required to deliver to the Borrower and the Agent a valid Withholding Certificate pursuant to the preceding sentence shall deliver such valid Withholding Certificate as follows: (A) each Lender which is a party hereto on the Closing Date shall deliver such valid Withholding Certificate at least five (5) Business Days prior to the first date on which any interest or Fees are payable by the Borrower hereunder for the account of such Lender; (B) each assignee or Participant shall deliver such valid Withholding Certificate at least five (5) Business Days before the effective date of such assignment or Participation (unless the Agent in its sole discretion shall permit such assignee or Participant to deliver such Withholding Certificate less than five
(5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Lender, assignee or Participant which so delivers a valid Withholding Certificate further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such Withholding Certificate (or a successor form) on or before the date that such Withholding Certificate expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent Withholding Certificate so delivered by it, and such amendments thereto or tensions or renewals thereof as may be reasonably requested by the Borrower or the Agent. Notwithstanding the submission of a Withholding Certificate claiming a reduced rate of, or exemption from, United States withholding taxes, the Agent shall be entitled to withhold United States federal income taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under (S)1.1441-7(b) of the Regulations. Further, the Agent is indemnified under (S)1.1461-1(e) of the Regulations against any claims and demands of any Lender or assignee or Participant of a Lender for the amount of any tax it deducts and withholds in accordance with regulations under (S)1441 of the Internal Revenue Code.

9.5       Successors and Assigns. This Agreement shall be binding upon the
          ----------------------
Borrower, the Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Lender and the successors and assigns of the Agent and the Lender; provided, that the Borrower
                                                    --------
shall not assign its rights or duties hereunder or under any of the other Loan Documents without the prior written consent of the Lenders.

9.6       Assignments and Participations.
          ------------------------------

9.6a      Assignments. Subject to the remaining provisions of this Subsection
          -----------
9.6a, any Lender (a "Transferor Lender"), at any time, in the ordinary course of its commercial banking business and in accordance with applicable law, may sell to one or more financial institutions (individually a "Purchasing Lender"), a portion or all of its rights and obligations under this Agreement and the Notes then held by it, pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit "G" executed by the Transferor Lender, such
                             -----------
Purchasing Lender, the Borrower and the Agent; subject, however to the following requirements:

          (i) Each such assignment must be in a minimum amount of $10,000,000, or, if in excess thereof, in integral multiples of $1,000,000, unless such Lender's Commitment is less than $10,000,000, in which case such assignment shall be in the full amount of such Lender's Commitment;

          (ii) During the first ninety (90) days following the Closing Date, each assignment made shall become effective only on a date which coincides with the expiration date of any Interest Period then in effect, unless the Agent agrees to waive this provision;

          (iii) The Agent and the Borrower must each give its prior consent to any such assignment which consent shall not be unreasonably withheld; it being agreed that it shall not be deemed unreasonable for the Borrower to decline to consent to such assignment if (A) such assignment would result in incurrence of additional costs to the Borrower under Article II, or (B) the proposed assignee has not provided to the Borrower any tax forms required under Section 9.4; provided, however, no consent is required for
                                 --------  -------
     the transfer by a Lender to its Affiliate or to another Lender so long as the conditions in clauses (A) and (B) immediately above are satisfied;

          (iv) The Transferor Lender shall pay to the Agent a $3,500 service fee for each such transfer at the time of each such transfer; and

          (v) Each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations of the Transferor Lender under and in respect of each of the Term Commitment and the Revolving Credit Commitments;

provided, however the restrictions set forth in item (i) above shall not apply
--------
(x) in the case of an assignment by a Lender to an Affiliate of such Lender or
(y) in the case of any assignment by any Transferor Lender upon the occurrence and during the continuation of an Event of Default; and provided further, that
                                                        -------- -------
upon the occurrence and during the continuance of an Event of Default the consent of the Borrower to any assignment is not required.

Upon the execution, delivery, acceptance and recording of any such Assignment and Assumption Agreement, from and after the Transfer Effective Date determined pursuant to such Assignment and Assumption Agreement, all parties hereto agree that (a) the Purchasing Lender thereunder shall be a party hereto as a Lender and, to the extent provided in such Assignment and Assumption Agreement, shall have the rights and obligations of a Lender hereunder with the Commitments as set forth therein, and (b) the Transferor Lender thereunder shall, to the extent provided in such Assignment and Assumption Agreement, be released from its obligations as a Lender under this Agreement. Such Assignment and Assumption Agreement shall be deemed to amend this Agreement (without further action) to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender as a Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such Transferor Lender under this Agreement and its Notes. On or prior to the Transfer Effective Date, the Borrower shall execute and deliver to the Agent, in exchange for the surrendered Notes held by the Transferor Lender, new Notes to the order of such Purchasing Lender in amounts equal to the Commitment or the Loans assumed by it and purchased by it pursuant to such Assignment and Assumption Agreement, and new Notes to the order of the Transferor Lender in amounts equal to the Commitment or the Loans retained by it hereunder.

In addition to the assignments permitted above, any Lender may assign and pledge all or any portion of its Loans and Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating

Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations and duties hereunder.

9.6b      Assignment Register. The Agent shall maintain, at its address referred
          -------------------
to in Subsection 9.3b, a copy of each Assignment and Assumption Agreement delivered to it and a register (the "Register") for the recordation of the name, address and Commitment of each Lender and the amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Notes and the Loans and the holder of the Commitment recorded therein for all purposes of this Agreement and the other Loan Documents. The Register shall be available at the office of the Agent set forth in Subsection 9.3b for inspection by either Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

9.6c      Participations. Each Lender, in the ordinary course of its commercial
          --------------
banking business and in accordance with applicable law, may sell to one or more Participants a participating interest in any Loan or Letter of Credit owing to such Lender, the interest of such Lender in any Note, Letter of Credit or the Commitment of such Lender. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of its Note for all purposes under this Agreement and the Borrower, the other Lenders and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement or its Notes and the Participants shall have voting rights only with respect to matters described in items (B), (C), (D), (E) and (F) of Section 9.1.

9.6d      Provisions for Special Purpose Funding Vehicles. Notwithstanding
          -----------------------------------------------
anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower provided that (i) nothing herein shall constitute a commitment to make any Loan by such SPC and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment Percentage of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the later of (i) the payment in full of all outstanding senior indebtedness of such SPC and (ii) the Termination Date, it will not institute against, or join any other person in instituting against such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Subsection 9.6d, such SPC may (i) with prior written consent of the Borrower and the Agent (such consent not to be unreasonably withheld) and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis consistent with Section 9.19 any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. In no event shall the Borrower be obligated to pay an SPC that has made a Loan in a greater amount than the Borrower would have been obligated to pay under this Agreement if the Granting Lender had made such Loan. Each Granting Lender shall indemnify and hold harmless the Borrower and its directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages and expenses arising from or attributable to the making of a Loan by an SPC of such Granting Lender.

9.7       Severability. Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

9.8       Survival. All representations, warranties, covenants and agreements of
          --------
the Borrower contained herein, in the Notes or in the other Loan Documents or made in writing in connection herewith or therewith shall survive the issuance of the Notes and the Letters of Credit and shall continue in full force and effect so long as the Borrower may borrow hereunder and so long thereafter until payment in full of all the Notes and the Bank Indebtedness. Notwithstanding the terms of the foregoing sentence, the representations, warranties, covenants, agreements and indemnities set forth in Sections 2.6i, 4.13, 8.7, 9.4, 9.16 and
9.18 shall survive the termination of the Commitments hereunder and the payment in full of the Notes and the Bank Indebtedness.

9.9       Governing Law. This Agreement, each Note and each other Loan Document
          -------------
shall be a contract made under, governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the provision thereof regarding conflicts of law except where such law is superseded by applicable Federal law.

9.10      Non-Business Days. Except as otherwise specifically required pursuant
          -----------------
to the terms of this Agreement, whenever any payment hereunder or under the Notes is due and payable on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

9.11      Integration. This Agreement constitutes the entire agreement between
          -----------
the parties relating to this financing transaction and it supersedes all prior understandings and agreements, whether written or oral, between the parties hereto concerning the subject matter of this Agreement.

9.12      Headings, etc. Article, Section and other headings and Section and
          -------------
Subsection references used in this Agreement are intended for convenience only and shall not, and are not intended to, in any way or manner affect the meaning or construction of this Agreement.

9.13      Set-Off. The Borrower hereby grants to the Lenders a lien and security
          -------
interest for the amount of any Bank Indebtedness upon and in any property, credits, securities or money of the Borrower which may at any time be delivered to, or be in the possession of, or owed by any Lender in any capacity whatever, including the balance of any deposit account but excluding any trust or fiduciary accounts, in each case maintained by the Borrower with such Lender. The Borrower hereby authorizes each Lender in case of an Event of Default, at such Lender's option, at any time and from time to time, to apply, at the discretion of such Lender, to the payment of Bank Indebtedness, any and all such property, credits, securities or money now or hereafter in the hands of such Lender belonging or owed to the Borrower. Nothing herein shall restrict any Lender's ability to set off any property, credits, securities or money of the Borrower which may at any time be delivered to, or be in possession or owed to any Lender in any capacity whatever to satisfy an independent obligation of the Borrower to the Lender.

9.14      Consent to Forum. The parties hereto each hereby irrevocably consents
          ----------------
to the exclusive jurisdiction of the Court of Common Pleas of Allegheny County, Pennsylvania, or in the District Court of the United States for the Western District of Pennsylvania in any action or proceeding arising out of or relating to this Agreement, the Notes or the other Loan Documents, and each party agrees that a summons and complaint commencing an action or proceeding in either of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to the party at its respective address set forth in Section 9.3, or as otherwise provided under the laws of the Commonwealth of Pennsylvania. Further, the parties hereby specifically waive and hereby acknowledge that the parties are estopped from raising any claim that any such court lacks personal jurisdiction over such party so as to prohibit either such court from adjudicating any issues raised in a complaint filed with any such court against the Borrower or the Lenders concerning this Agreement, the Notes or the other Loan Documents.

9.15      Waiver of Jury Trial. Each of the Agent, the Lenders and the Borrower
          --------------------
hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of the Agent, the Lenders or the Borrower relating hereto or thereto. The Borrower acknowledges and agrees that it has received full and sufficient consideration for this provision (and each other provision of each other Loan Document to which it is a party) and that this provision is a material inducement for the Lenders to enter into this Agreement and each such other Loan Document.

9.16      Indemnity. The Borrower hereby agrees to indemnify the Agent, the
          ---------
Lenders and each of their respective directors, officers, employees, attorneys, agents and Affiliates against, and hold each of them harmless from, any loss, liabilities, damages, claims, and reasonable costs and expenses, joint or several, (including reasonable attorneys' fees and disbursements reasonably incurred by any such Person in connection with the preparation for or defense of any pending or threatened claim, action or proceeding) suffered or incurred by any of them under any applicable federal or state law or otherwise caused by, arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Loans and any and all transactions related to or consummated in connection with the Loans. The indemnity set forth in this Section 9.16 shall be in addition to any other obligations or liabilities of the Borrower to the Agents or the Lenders, or at common law or otherwise. The provisions of this
Section 9.16 shall survive the payment of the Bank Indebtedness and the termination of this Agreement. The foregoing provisions of this Section 9.16 to the contrary notwithstanding, the Borrower shall not be obligated to indemnify the Agent, or any Lender pursuant to this Section 9.16 for (i) any losses, liabilities, damages, claims or costs suffered or incurred by any of them in connection with the administrative transfer of funds in connection with this Agreement and which arise directly from the Agent's or such Lender's negligence or willful misconduct, or (ii) any other losses, liabilities, damages, claims, or costs which arise directly from the Agent's, or such Lender's gross negligence or willful misconduct. All amounts owed pursuant to this Section 9.16 shall be part of the Bank Indebtedness.

9.17 Counterparts. This Agreement and any amendment, modification, extension or
     ------------
renewal hereto or hereof may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement or any amendment, modification, extension or renewal, it shall not be necessary to produce or account for more than one such counterpart signed by the other party against whom enforcement is sought.

9.18 Limitation on Recourse to General Partner. Except as set forth below, the
     -----------------------------------------
Agent and the Lenders shall not look to the General Partner for the payment of the Bank Indebtedness and the performance of the Borrower's other obligations hereunder and under the other Loan Documents; provided, however, that and the Agent and the Lenders shall have the right to look to the General Partner on a joint and several basis for, and the General Partner on a joint and several basis shall indemnify, and hold harmless, the Agent and the Lenders from, any loss, damage, liability, claim, cost or expense (including reasonable attorneys' fees) which the Agent or any Lender may incur as a result of and to the extent caused by (i) any representation or warranty made by the Borrower, any Guarantor or the General Partner herein or in any other Loan Document or in any certificate, schedule, statement, report, notice or other writing furnished or made to the Agent or the Lenders in connection with the transactions contemplated by this Agreement is untrue in any material respect, or (ii) any assets, rights, rents, profits, issues, income or other properties or revenues of the Borrower or any of its Subsidiaries are misappropriated by the General Partner and the Agent or any Lender sustains a loss therefrom.

9.19 Confidentiality. Each of the Agent and each Lender agrees to maintain the
     ---------------
confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement,
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section by any Person or (ii) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than Borrower or any of its Subsidiaries. For the purposes of this Section, "Information" means all information received from Borrower or its Subsidiaries relating to Borrower and its Subsidiaries or their business, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by Borrower or any of its Subsidiaries; provided that, in the case of information received from Borrower
              --------
after the date of this Agreement, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                [THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

ATTEST:                                PENN VIRGINIA RESOURCE
                                       PARTNERS, L.P., a Delaware limited
                                       partnership

                                       By: PENN VIRGINIA GP, LLC, a
                                           Delaware limited liability company,
                                           its sole general partner


By:_______________(SEAL)               By:_______________(SEAL)
Name:___________________               Name:___________________
Title:__________________               Title:__________________



                                       PNC BANK, NATIONAL ASSOCIATION,
                                       in its capacity as the Agent hereunder


                                       By:______________________
                                       Name:____________________
                                       Title:___________________

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Credit Agreement by and among PENN VIRGINIA RESOURCE PARTNERS, L.P., THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Agent to be executed by its duly authorized officers as of the date first above written.

Commitment:                                 PNC BANK, NATIONAL ASSOCIATION
         $
          --------------------------

Commitment Percentage:                      By:_________________
                                            Name:_______________
                __________________%         Title:______________

Addresses for notice purposes:

If by United States Mail:                   If by other means:

PNC Bank, National Association              PNC Bank, National Association
Agency Services                             Agency Services
One PNC Plaza - 22nd Floor                  One PNC Plaza - 22nd Floor
249 Fifth Avenue                            249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707         Pittsburgh, Pennsylvania 15222-2707
Attention:  Lisa Pierce                     Attention:  Lisa Pierce
                                            Telephone:  (412) 762-6442
                                            Telecopier: (412) 762-8672

With a copy to:                             With a copy to:

PNC Bank, National Association              PNC Bank, National Association
Energy Metals and Mining Group              Energy Metals and Mining Group
One PNC Plaza - 3rd Floor                   One PNC Plaza - 3rd Floor
249 Fifth Avenue                            249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707         Pittsburgh, Pennsylvania 15222-2707
Attention:  Christopher Moravec             Attention:  Christopher Moravec
            Senior Vice President                       Senior Vice President
                                            Telephone:  (412) 762-2540
                                            Telecopier: (412) 705-3232

Address for Euro-Rate Loan Funding if different from above:

         N/A
________________________
________________________
________________________

Telephone:______________
Telecopier:_____________
Telex:__________________

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Credit Agreement by and among PENN VIRGINIA RESOURCE PARTNERS, L.P., THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Agent to be executed by its duly authorized officers as of the date first above written.

Commitment:

     $_____________                         ____________________

Commitment Percentage:                      By:_________________
                                            Name:_______________
      _____________%                        Title:______________


Addresses for notice purposes:

If by United States Mail:                   If by other means:
____________________                        ____________________
____________________                        ____________________
____________________                        ____________________
____________________                        ____________________
Attention:__________                        Attention:__________
                                            Telephone: (__)__-____
                                            Telecopier:(__)__-____

With a copy to:                             With a copy to:
____________________                        ____________________
____________________                        ____________________
____________________                        ____________________
____________________                        ____________________
Attention:__________                        Attention:__________
                                            Telephone: (__)__-___
                                            Telecopier:(__)__-___

Address for Euro-Rate Loan Funding if different from above:

        N/A
___________________
___________________
___________________

Telephone:_________
Telecopier:________
Telex:_____________

                                    EXHIBIT A

                                  FORM OF NOTE

                                    EXHIBIT B

                              FORM OF LOAN REQUEST

                                    EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE

                                    EXHIBIT D

                           FORM OF GUARANTY AGREEMENT

                                    EXHIBIT E

                           FORM OF OPINION OF COUNSEL

                                    EXHIBIT F

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT